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                                                                    EXHIBIT 4.21





















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                              AMENDED AND RESTATED

                              DECLARATION OF TRUST

                        KELLOGG COMPANY CAPITAL TRUST __

                          Dated as of _________, 20___


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                                TABLE OF CONTENTS


ARTICLE I INTERPRETATION AND DEFINITIONS.......................................4
  SECTION 1.1   Interpretation and Definitions.................................4

ARTICLE II TRUST INDENTURE ACT................................................10
  SECTION 2.1   Trust Indenture Act; Application..............................10
  SECTION 2.2   Lists of Holders of Securities................................11
  SECTION 2.3   Reports by the Property Trustee...............................11
  SECTION 2.4   Periodic Reports to the Property Trustee......................11
  SECTION 2.5   Evidence of Compliance with Conditions Precedent..............11
  SECTION 2.6   Events of Default; Waiver.....................................11
  SECTION 2.7   Event of Default; Notice......................................13

ARTICLE III ORGANIZATION......................................................13
  SECTION 3.1   Name and Organization.........................................13
  SECTION 3.2   Office........................................................14
  SECTION 3.3   Purpose.......................................................14
  SECTION 3.4   Authority.....................................................14
  SECTION 3.5   Title to Property of the Trust................................14
  SECTION 3.6   Powers and Duties of the Regular Trustees.....................14
  SECTION 3.7   Prohibition of Actions by the Trust and the Trustees..........17
  SECTION 3.8   Powers and Duties of the Property Trustee.....................18
  SECTION 3.9   Certain Duties and Responsibilities of the Property Trustee...20
  SECTION 3.10  Certain Rights of Property Trustee............................22
  SECTION 3.11  Delaware Trustee..............................................24
  SECTION 3.12  Execution of Documents........................................24
  SECTION 3.13  Not Responsible for Recitals or Issuance of Securities........24
  SECTION 3.14  Duration of Trust.............................................25
  SECTION 3.15  Mergers.......................................................25
  SECTION 3.16  Property Trustee May File Proofs of Claim.....................26

ARTICLE IV SPONSOR............................................................27
  SECTION 4.1   Sponsor's Purchase of Common Securities.......................27
  SECTION 4.2   Responsibilities of the Sponsor...............................27
  SECTION 4.3   Right to Dissolve Trust.......................................28
  SECTION 4.4   Direct Right of Action........................................28

ARTICLE V TRUSTEES............................................................28
  SECTION 5.1   Number of Trustees............................................28
  SECTION 5.2   Delaware Trustee..............................................28
  SECTION 5.3   Property Trustee; Eligibility.................................29
  SECTION 5.4   Regular Trustees..............................................29
  SECTION 5.5   Certain Qualifications of Regular Trustees and Delaware Trustee
                Generally.....................................................30
  SECTION 5.6   Initial Trustees..............................................30


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  SECTION 5.7   Appointment, Removal and Resignation of Trustees..............30
  SECTION 5.8   Vacancies among Trustees......................................32
  SECTION 5.9   Effect of Vacancies...........................................32
  SECTION 5.10  Meetings......................................................32
  SECTION 5.11  Delegation of Power...........................................32
  SECTION 5.12  Merger, Conversion, Consolidation or Succession to Business...33

ARTICLE VI DISTRIBUTIONS......................................................33
  SECTION 6.1   Distributions.................................................33

ARTICLE VII ISSUANCE OF SECURITIES............................................33
  SECTION 7.1   General Provisions Regarding Securities.......................33
  SECTION 7.2   Over-Allotment Option.........................................34
  SECTION 7.3   Cancellation..................................................36

ARTICLE VIII TERMINATION OF TRUST.............................................36
  SECTION 8.1   Termination of Trust..........................................36

ARTICLE IX TRANSFER OF INTERESTS..............................................37
  SECTION 9.1   Transfer of Securities........................................37
  SECTION 9.2   Transfer and Exchange of Certificates.........................37
  SECTION 9.3   Deemed Security Holders.......................................38
  SECTION 9.4   Book Entry Interests..........................................38
  SECTION 9.5   Notices to Clearing Agency....................................38
  SECTION 9.6   Appointment of Successor Clearing Agency......................39
  SECTION 9.7   Definitive Preferred Security Certificates....................39
  SECTION 9.8   Mutilated, Destroyed, Lost or Stolen Certificates.............39

ARTICLE X LIMITATION OF LIABILITY OF HOLDERS OF SECURITIES,
  TRUSTEES OR OTHERS..........................................................40
  SECTION 10.1  Liability.....................................................40
  SECTION 10.2  Exculpation...................................................40
  SECTION 10.3  Fiduciary Duty................................................41
  SECTION 10.4  Indemnification and Compensation..............................42
  SECTION 10.5  Outside Businesses............................................45

ARTICLE XI ACCOUNTING.........................................................45
  SECTION 11.1  Fiscal Year...................................................45
  SECTION 11.2  Certain Accounting Matters....................................45
  SECTION 11.3  Banking.......................................................46
  SECTION 11.4  Withholding...................................................46

ARTICLE XII AMENDMENTS AND MEETINGS...........................................46
  SECTION 12.1  Amendments....................................................46
  SECTION 12.2  Meetings of the Holders of Securities; Action by Written
                Consent.......................................................48

ARTICLE XIII REPRESENTATIONS OF PROPERTY TRUSTEE AND
  DELAWARE TRUSTEE............................................................49

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  SECTION 13.1  Representations and Warranties of the Property Trustee........49
  SECTION 13.2  Representations and Warranties of the Delaware Trustee........50

ARTICLE XIV MISCELLANEOUS.....................................................51
  SECTION 14.1  Notices.......................................................51
  SECTION 14.2  Governing Law.................................................52
  SECTION 14.3  Intention of the Parties......................................52
  SECTION 14.4  Headings......................................................52
  SECTION 14.5  Successors and Assigns........................................52
  SECTION 14.6  Partial Enforceability........................................52
  SECTION 14.7  Counterparts..................................................52

                    AMENDED AND RESTATED DECLARATION OF TRUST

         AMENDED AND RESTATED DECLARATION OF TRUST, including Annex I and all exhibits attached hereto ("Declaration"), dated and effective as of ________, 20__, by the Trustees (as defined herein), the Sponsor (as defined herein) and by the holders, from time to time, of undivided beneficial interests in the assets of the Trust to be issued pursuant to this Declaration;

         WHEREAS, one of the Trustees and the Sponsor established Kellogg Company Capital Trust __ (the "Trust"), a trust under the Delaware Business Trust Act pursuant to a Declaration of Trust dated as of October 22, 2001 (the "Original Declaration") and a Certificate of Trust filed with the Secretary of State of the State of Delaware on October 22, 2001 (the "Certificate of Trust"), for the sole purpose of issuing and selling certain securities representing undivided beneficial interests in the assets of the Trust and investing the proceeds thereof in certain Debentures (as defined herein) of the Debenture Issuer (as defined herein);

         WHEREAS, as of the date hereof, no beneficial interests in the Trust have been issued; and

         WHEREAS, all of the Trustees and the Sponsor, by this Declaration, amend and restate each and every term and provision of the Original Declaration;

         NOW, THEREFORE, it being the intention of the parties hereto that the Trust continue as a business trust under the Business Trust Act and that this Declaration constitute the governing instrument of such business trust, the Trustees declare that all assets contributed to the Trust will be held in trust for the benefit of the Trust and the Holders (as defined herein), from time to time, of the securities representing undivided beneficial interests in the assets of the Trust issued hereunder, subject to the provisions of this Declaration.

                                   ARTICLE I
                         INTERPRETATION AND DEFINITIONS

         SECTION 1.1 Interpretation and Definitions. Unless the context otherwise requires:

         (a) terms used in this Declaration but not defined in the preamble above have the respective meanings assigned to them in this Section 1.1;

         (b) a term defined anywhere in this Declaration has the same meaning throughout;

         (c) references to "the Declaration" or "this Declaration" are to this Declaration as modified, supplemented or amended from time to time;

         (d) references in this Declaration to Articles and Sections are to Articles and Sections of this Declaration unless otherwise specified;

         (e) a term defined in the Trust Indenture Act has the same meaning when used in this Declaration unless otherwise defined in this Declaration or unless the context otherwise requires; and

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         (f) a reference to the singular includes the plural and vice versa.

         "Affiliate" has the same meaning as given to that term in Rule 405 of the Securities Act or any successor rule thereunder.

         "Authorized Officer" of a Person means any Person that is authorized to bind such Person.

         "Base Indenture" means the Indenture dated as of ______________, 20__ among the Debenture Issuer and __________________, as trustee.

         "Book Entry Interest" means a beneficial interest in a Global Certificate, ownership and transfers of which shall be maintained and made through book entries by a Clearing Agency as described in Section 9.4.

         "Business Day" means any day other than a day on which banking institutions in ___________ or in the city of the principal Corporate Trust Office of either the Property Trustee or the Debenture Trustee are authorized or required by law to close.

         "Business Trust Act" means Chapter 38 of Title 12 of the Delaware Code, 12 Del. Code Section 3801 et seq., as it may be amended from time to time, or any successor legislation.

         "Certificate" means a Common Security Certificate or a Preferred Security Certificate.

         "Clearing Agency" means an organization registered as a "Clearing Agency" pursuant to Section 17A of the Exchange Act that is acting as depository for the Preferred Securities and in whose name or in the name of a nominee of that organization shall be registered a Global Certificate and which shall undertake to effect book entry transfers and pledges of the Preferred Securities.

         "Clearing Agency Participant" means a broker, dealer, bank, other financial institution or other Person for whom from time to time the Clearing Agency effects book entry transfers and pledges of securities deposited with the Clearing Agency.

         "Closing Date" means the date on which the Preferred Securities are sold pursuant to the terms of the Underwriting Agreement; provided that if the Trust and the Sponsor grant the underwriters or initial purchasers an option to purchase an additional amount of Preferred Securities, pursuant to Section 7.2(a), including for the purpose of covering over-allotments, pursuant to the underwriting agreement or purchase agreement, as the case may be, and such option is so exercised, then the term "Closing Date" shall mean such initial or second closing date, as the context requires.

         "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor legislation. A reference to a specific section of the Code refers not only to such specific section but also to any corresponding provision of any federal tax statute enacted after the date of this Declaration, as such specific section or corresponding provision is in effect on the date of application of the provisions of this Declaration containing such reference.

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         "Commission" means the Securities and Exchange Commission.

         "Common Security" has the meaning specified in Section 7.1.

         "Common Security Certificate" means a definitive certificate in fully registered form representing a Common Security substantially in the form of Exhibit A-2.

         "Company Indemnified Person" means (a) any Regular Trustee; (b) any Affiliate of any Regular Trustee; (c) any officers, directors, shareholders, members, partners, employees, representatives or agents of any Regular Trustee or any Affiliate thereof; or (d) any officer, employee or agent of the Trust or its Affiliates.

         "Corporate Trust Office" means the office of the Property Trustee at which the corporate trust business of the Property Trustee shall, at any particular time, be principally administered, which office at the date of execution of this Declaration is located at _________________________,
Attention: _______________________.

         "Covered Person" means (a) any officer, director, shareholder, partner, member, representative, employee or agent of (i) the Trust or (ii) the Trust's Affiliates; and (b) any Holder of Securities.

         "Debenture Issuer" means Kellogg Company in its capacity as issuer of the Debentures under the Indenture.

         "Debenture Trustee" means ________________________, as trustee under the Indenture, until a successor is appointed thereunder, and thereafter means such successor trustee.

         "Debentures" means the series of subordinated deferrable interest debentures to be issued by the Debenture Issuer under the Indenture to be held by the Property Trustee for the benefit of the Holders.

         "Definitive Preferred Security Certificates" has the meaning set forth in Section 9.4.

         "Delaware Trustee" has the meaning set forth in Section 5.2.

         "Direction" by a Person means a written direction signed:

                  (a)      if the Person is a natural person, by that Person; or

                  (b) in any other case, in the name of such Person by one or more Authorized Officers of that Person.

         "Distribution" means a distribution payable to Holders of Securities in accordance with Section 6.1.

         "DTC" means The Depository Trust Company, the initial Clearing Agency.

         "Event of Default" in respect of the Securities means an Event of Default (as defined in the Indenture) has occurred and is continuing in respect of the Debentures.

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         "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time, or any successor legislation.

         "Fiduciary Indemnified Person" has the meaning set forth in Section 10.4(b).

         "Fiscal Year" has the meaning set forth in Section 11.1.

         "Global Certificate" has the meaning set forth in Section 9.4.

         "Holder" means a Person in whose name a Certificate representing a Security is registered, such Person being a beneficial owner within the meaning of the Business Trust Act; provided, however, that in determining whether the Holders of the requisite liquidation amount of Preferred Securities have voted on any matter provided for in this Declaration, then for the purpose of such determination only (and not for any other purpose hereunder), if the Preferred Securities remain in the form of one or more Global Certificates, the term "Holders" shall mean the holder of the Global Certificate acting at the direction of the Preferred Security Beneficial Owners.

         "Indemnified Person" means a Company Indemnified Person or a Fiduciary Indemnified Person.

         "Indenture" means the Base Indenture, any amendment thereto and any supplemental indenture thereto pursuant to which the Debentures are to be issued.

         "Investment Company" means an investment company as defined in the Investment Company Act and the regulations promulgated thereunder.

         "Investment Company Act" means the Investment Company Act of 1940, as amended from time to time, or any successor legislation.

         "Investment Company Event" has the meaning set forth in Annex I.

         "Legal Action" has the meaning set forth in Section 3.6(g).

         "List of Holders" has the meaning specified in Section 2.2(a).

         "Majority in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of more than 50% of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation, maturity or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Officers' Certificate" means, with respect to any Person (other than Regular Trustees who are natural persons), a certificate signed by two Authorized Officers of such Person. Any

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Officers' Certificate delivered with respect to compliance with a condition or covenant provided for in this Declaration shall include:

         (a) a statement that each officer signing the Officers' Certificate has read the covenant or condition and the definitions relating thereto;

         (b) a brief statement of the nature and scope of the examination or investigation undertaken by each officer in rendering the Officers' Certificate;

         (c) a statement that each such officer has made such examination or investigation as, in such officer's opinion, is necessary to enable such officer to express an informed opinion as to whether or not such covenant or condition has been complied with; and

         (d) a statement as to whether, in the opinion of each such officer, such condition or covenant has been complied with;

provided that the term "Officers' Certificate," when used with reference to Regular Trustees who are natural persons, shall mean a certificate signed by two of the Regular Trustees which otherwise satisfies the foregoing requirements.

         "Paying Agent" has the meaning specified in Section 3.8(h).

         "Payment Amount" has the meaning specified in Section 6.1.

         "Person" means any individual, corporation, estate, partnership, joint venture, association, joint stock company, limited liability company, trust, unincorporated association, or government or any agency or political subdivision thereof, or any other entity of whatever nature.

         "Preferred Securities Guarantee" means the guarantee agreement of the Sponsor in respect of the Preferred Securities, dated of even date herewith.

         "Preferred Security" has the meaning specified in Section 7.1.

         "Preferred Security Beneficial Owner" means, with respect to a Book Entry Interest, a Person who is the beneficial owner of such Book Entry Interest, as reflected on the books of the Clearing Agency, or on the books of a Person maintaining an account with such Clearing Agency (directly as a Clearing Agency Participant or as an indirect participant, in each case in accordance with the rules of such Clearing Agency).

         "Preferred Security Certificate" means a certificate representing a Preferred Security, substantially in the form of Exhibit A-1.

         "Property Trustee" means the Trustee meeting the eligibility requirements set forth in Section 5.3.

         "Property Trustee Account" has the meaning set forth in Section 3.8(c)(i).

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         "Pro Rata" has the meaning set forth in Annex I.

         "Quorum" means a majority of the Regular Trustees or, if there are only two Regular Trustees, one of them.

         "Regular Trustee" means any Trustee other than the Property Trustee and the Delaware Trustee.

         "Related Party" means, with respect to the Sponsor, any direct or indirect wholly owned subsidiary of the Sponsor or any other Person that owns, directly or indirectly, 100% of the outstanding voting securities of the Sponsor.

         "Responsible Officer" means, with respect to the Property Trustee, any officer within the Corporate Trust Office of the Property Trustee, including any vice-president, any assistant vice-president, the secretary, any assistant secretary, the treasurer, any assistant treasurer or other officer of the Corporate Trust Office of the Property Trustee customarily performing functions similar to those performed by any of the above designated officers and also means, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of that officer's knowledge of and familiarity with the particular subject.

         "Rule 3a-5" means Rule 3a-5 under the Investment Company Act or any successor rule thereunder.

         "Securities" means the Common Securities and the Preferred Securities.

         "Securities Act" means the Securities Act of 1933, as amended from time to time, or any successor legislation.

         "Special Event" has the meaning set forth in Annex I.

         "Sponsor" means Kellogg Company, a Delaware corporation, or any successor entity in a merger, consolidation or amalgamation, in its capacity as sponsor of the Trust.

         "Successor Delaware Trustee" has the meaning specified in Section
5.7(b).

         "Successor Entity" has the meaning specified in Section 3.15(b)(i).

         "Successor Property Trustee" has the meaning specified in Section
5.7(b).

         "Successor Securities" has the meaning specified in Section 3.15(b)(i)
(B).

         "Super Majority" has the meaning set forth in Section 2.6(a) (ii).

         "Tax Event" has the meaning set forth in Annex I.

         "10% in Liquidation Amount" means, except as provided in the terms of the Preferred Securities or by the Trust Indenture Act, Holder(s) of outstanding Securities, voting together as a single class, or, as the context may require, Holders of outstanding Preferred Securities or Holders of outstanding Common Securities, voting separately as a class, who are the record owners of 10% or more of the aggregate liquidation amount (including the stated amount that would be paid on redemption, liquidation, maturity or otherwise, plus accrued and unpaid Distributions to the date upon which the voting percentages are determined) of all outstanding Securities of the relevant class.

         "Treasury Regulations" means the income tax regulations, including temporary and proposed regulations, promulgated under the Code by the United States Treasury, as such regulations may be amended from time to time (including corresponding provisions of succeeding regulations).

         "Trust Company" means _______________________ or any successor Delaware Trustee in its individual capacity.

         "Trust Indenture Act" means the Trust Indenture Act of 1939, as amended from time to time, or any successor legislation.

         "Trustee" or "Trustees" means each Person who has signed this Declaration as a trustee, in such Person's capacity as a trustee of the Trust and not in its individual capacity, so long as such Person shall continue in office in accordance with the terms hereof, and all other Persons who may from time to time be duly appointed, qualified and serving as Trustees in accordance with the provisions hereof, and references herein to a Trustee or the Trustees shall refer to such Person or Persons solely in their capacity as trustees hereunder.

         "Underwriting Agreement" means the Underwriting Agreement for the offering and sale of Preferred Securities between the Trust, the Debenture Issuer and the underwriters designated by the Regular Trustees, dated as of __________________, 20__.

                                   ARTICLE II
                               TRUST INDENTURE ACT

         SECTION 2.1       Trust Indenture Act; Application.

         (a) This Declaration is subject to the provisions of the Trust Indenture Act that are required to be part of this Declaration and shall, to the extent applicable, be governed by such provisions.

         (b) The Property Trustee shall be the only Trustee which is a "trustee" for the purposes of the Trust Indenture Act.

         (c) If and to the extent that any provision of this Declaration limits, qualifies or conflicts with the duties imposed by Sections 310 to 317, inclusive, of the Trust Indenture Act, such imposed duties shall control.

         (d) The application of the Trust Indenture Act to this Declaration shall not affect the nature of the Securities as equity securities representing undivided beneficial interests in the assets of the Trust.

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         SECTION 2.2 Lists of Holders of Securities.

         (a) Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide the Property Trustee with a list, in such form as the Property Trustee may reasonably require, of the names and addresses of the Holders of the Securities ("List of Holders"), (i) within ten Business Days after January 1 and June 30 of each year and current as of such date and (ii) at any other time, within 30 days of receipt by the Trust of a written request from the Property Trustee for a List of Holders as of a date no more than 14 days before such List of Holders is given to the Property Trustee; provided that neither the Sponsor nor the Regular Trustees on behalf of the Trust shall be obligated to provide such List of Holders at any time the List of Holders does not differ from the most recent List of Holders given to the Property Trustee by the Sponsor and the Regular Trustees on behalf of the Trust. The Property Trustee shall preserve, in as current a form as is reasonably practicable, all information contained in Lists of Holders given to it or which it receives in the capacity as Paying Agent (if acting in such capacity); provided that the Property Trustee may destroy any List of Holders previously given to it on receipt of a new List of Holders.

         (b) The Property Trustee shall comply with its obligations under, and shall be entitled to the benefits of, Sections 311(a), 311(b) and 312(b) of the Trust Indenture Act.

         SECTION 2.3 Reports by the Property Trustee. Within 60 days after May 15 of each year, the Property Trustee shall provide to the Holders of the Preferred Securities such reports as are required by Section 313 of the Trust Indenture Act, if any, in the form and in the manner provided by Section 313 of the Trust Indenture Act. The Property Trustee shall also comply with the requirements of Section 313(d) of the Trust Indenture Act.

         SECTION 2.4 Periodic Reports to the Property Trustee. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such documents, reports and information as required by Section 314 (if any) of the Trust Indenture Act and the compliance certificate required by Section 314 of the Trust Indenture Act in the form, in the manner and at the times required by Section 314 of the Trust Indenture Act.

         SECTION 2.5 Evidence of Compliance with Conditions Precedent. Each of the Sponsor and the Regular Trustees on behalf of the Trust shall provide to the Property Trustee such evidence of compliance with any conditions precedent, if any, provided for in this Declaration that relate to any of the matters set forth in Section 314(c) of the Trust Indenture Act. Any certificate or opinion required to be given by an officer pursuant to Section 314(c)(1) may be given in the form of an Officers' Certificate.

         SECTION 2.6 Events of Default; Waiver.

         (a) The Holders of a Majority in Liquidation Amount of the Preferred Securities may, by vote, on behalf of the Holders of all of the Preferred Securities, waive any past Event of Default in respect of the Preferred Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of greater than a majority in principal amount of the holders of the Debentures (a "Super Majority") to be waived under the Indenture, the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Preferred Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding.

The foregoing provisions of this Section 2.6(a) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Upon such waiver, any such default shall cease to exist, and any Event of Default with respect to the Preferred Securities arising therefrom shall be deemed to have been cured, for every purpose of this Declaration and the Preferred Securities, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Preferred Securities or impair any right consequent thereon. Any waiver by the Holders of the Preferred Securities of an Event of Default with respect to the Preferred Securities shall also be deemed to constitute a waiver by the Holders of the Common Securities of any such Event of Default with respect to the Common Securities for all purposes of this Declaration without any further act, vote or consent of the Holders of the Common Securities.

         (b) The Holders of a Majority in Liquidation Amount of the Common Securities may, by vote, on behalf of the Holders of all of the Common Securities, waive any past Event of Default in respect of the Common Securities and its consequences, provided that, if the underlying Event of Default under the Indenture:

                  (i) is not waivable under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration shall also not be waivable; or

                  (ii) requires the consent or vote of a Super Majority to be waived under the Indenture, except where the Holders of the Common Securities are deemed to have waived such Event of Default under the Declaration as provided below in this Section 2.6(b), the Event of Default under the Declaration may only be waived by the vote of the Holders of at least the proportion in liquidation amount of the Common Securities that the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding;

provided further, that each Holder of Common Securities will be deemed to have waived any such Event of Default and all Events of Default with respect to the Common Securities and the consequences thereof until all Events of Default with respect to the Preferred Securities have been cured, waived or otherwise eliminated, and until such Events of Default with respect to the Preferred Securities have been so cured, waived or otherwise eliminated, the Property Trustee will be deemed to be acting solely on behalf of the Holders of the Preferred Securities and only the Holders of the Preferred Securities will have the right to direct the Property Trustee in accordance with the terms of the Securities. The foregoing provisions of this
Section 2.6(b) shall be in lieu of Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act and such Sections 316(a)(1)(A) and 316(a)(1)(B) of the Trust Indenture Act are hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act. Subject to the foregoing provisions of this Section 2.6(b), upon such waiver, any such default shall cease to exist and any Event of Default with respect to the Common Securities arising therefrom shall be deemed to have been cured for every purpose of this Declaration, but no such waiver shall extend to any subsequent or other default or Event of Default with respect to the Common Securities or impair any right consequent thereon.

         (c) A waiver of an Event of Default under the Indenture by the Property Trustee at the direction of the Holders of the Preferred Securities constitutes a waiver of the corresponding Event of Default with respect to the Preferred Securities under this Declaration. The foregoing provisions of this Section 2.6(c) shall be in lieu of Section 316(a)(1)(B) of the Trust Indenture Act and such Section 316(a)(1)(B) of the Trust Indenture Act is hereby expressly excluded from this Declaration and the Securities, as permitted by the Trust Indenture Act.

         SECTION 2.7 Event of Default; Notice.

         (a) The Property Trustee shall, within 90 days after the occurrence of an Event of Default, transmit by mail, first class postage prepaid, to the Holders of the Securities, notices of all defaults with respect to the Securities actually known to a Responsible Officer of the Property Trustee, unless such defaults have been cured before the giving of such notice (the term "defaults" for the purposes of this Section 2.7(a) being hereby defined to be an Event of Default as defined in the Indenture, not including any periods of grace provided for there in and irrespective of the giving of any notice provided therein); provided that, except for a default in the payment of principal of (or premium, if any) or interest on any of the Debentures or in the payment of any sinking fund installment established for the Debentures, the Property Trustee shall be protected in withholding such notice if and so long as a Responsible Officer of the Property Trustee in good faith determines that the withholding of such notice is in the interests of the Holders of the Securities.

         (b) The Property Trustee shall not be deemed to have knowledge of any default except:

                  (i) a default under Sections 5.1(a) and 5.1(b) of the Indenture; or

                  (ii) any default as to which the Property Trustee shall have received written notice or of which a Responsible Officer of the Property Trustee charged with the administration of this Declaration shall have actual knowledge. As used herein, the term "actual knowledge" means the actual fact or statement of knowing without any duty to make any investigation without regard thereto.


                                   ARTICLE III
                                  ORGANIZATION

         SECTION 3.1 Name and Organization. The Trust hereby created is named "Kellogg Company Capital Trust __" as such name may be modified from time to time by the Regular

Trustees following written notice to the Holders of Securities. The Trust's activities may be conducted under the name of the Trust or any other name deemed advisable by the Regular Trustees.

         SECTION 3.2 Office. The address of the principal office of the Trust is c/o Kellogg Company, One Kellogg Square, P.O. Box 3599, Battle Creek, Michigan 49016-3599. On ten Business Days' written notice to the Holders of Securities, the Regular Trustees may designate another principal office.

         SECTION 3.3 Purpose. The exclusive purposes and functions of the Trust are (a) to issue and sell Securities and use the gross proceeds from such sale to acquire the Debentures and (b) except as otherwise limited herein, to engage in only those other activities necessary or incidental thereto. The Trust shall not borrow money, issue debt or reinvest proceeds derived from investments, pledge any of its assets or otherwise undertake (or permit to be undertaken) any activity that would cause the Trust not to be classified for United States federal income tax purposes as a grantor trust.

         The Trust will be classified as a grantor trust for United States federal income tax purposes under Subpart E of Subchapter J of the Code, pursuant to which the owners of the Preferred Securities and the Common Securities will be the owners of the Trust for United States federal income tax purposes, and such owners will include directly in the gross income the income, gain, deduction or loss of the Trust as if the Trust did not exist. By the acceptance of this Trust, none of the Trustees, the Sponsor, the Holders of the Preferred Securities or Common Securities or the Preferred Securities Beneficial Owners will take any position for United States federal income tax purposes which is contrary to the classification of the Trust as a grantor trust.

         SECTION 3.4 Authority. Subject to the limitations provided in this Declaration and to the specific duties of the Property Trustee, the Regular Trustees shall have exclusive and complete authority to carry out the purposes of the Trust. An action taken by the Regular Trustees in accordance with their powers shall constitute the act of and serve to bind the Trust and an action taken by the Property Trustee on behalf of the Trust in accordance with its powers shall constitute the act of and serve to bind the Trust. In dealing with the Trustees acting on behalf of the Trust, no person shall be required to inquire into the authority of the Trustees to bind the Trust. Persons dealing with the Trust are entitled to rely conclusively on the power and authority of the Trustees as set forth in this Declaration.

         SECTION 3.5 Title to Property of the Trust. Except as provided in
Section 3.8 with respect to the Debentures and the Property Trustee Account or as otherwise provided in this Declaration, legal title to all assets of the Trust shall be vested in the Property Trustee for the benefit of the Trust and the Holders of Securities. The Holders shall not have legal title to any part of the assets of the Trust, but shall have an undivided beneficial interest in the assets of the Trust.

         SECTION 3.6 Powers and Duties of the Regular Trustees. The Regular Trustees shall have the exclusive power, duty and authority to cause the Trust to engage in the following activities:

         (a) to issue and sell in accordance with this Declaration (i) _______ Preferred Securities, having an aggregate liquidation amount of $__________ with respect to the initial closing of the sale of the Preferred Securities and, if the Option set forth in Section 7.2(a) is exercised, an additional aggregate liquidation amount of $_________ with respect to the second closing of the sale of Preferred Securities; provided that the maximum aggregate liquidation amount of Preferred Securities of the Trust shall not exceed $______, and (ii) ________ Common Securities, having an aggregate liquidation amount of $________________ with respect to the initial closing of the sale of the Common Securities and, if the Option set forth in Section 7.2(a) is exercised, an additional aggregate liquidation amount of $_________ with respect to the second closing of the sale of Common Securities; provided that the maximum aggregate liquidation amount of Common Securities of the Trust shall not exceed $______; provided, however, that the Trust may issue no more than one series of Preferred Securities and no more than one series of Common Securities; and provided further that there shall be no interest in the Trust other than the Securities and, except as provided in
Section 7.2, the issuance of Securities shall be limited to a one-time simultaneous issuance of both Preferred Securities and Common Securities as provided for herein on the Closing Date as provided for in the Underwriting Agreement;

         (b) in connection with the issue and sale of the Preferred Securities, at the direction of the Sponsor, to:

                  (i) execute and file with the Commission a registration statement on Form S-3 prepared by the Sponsor, including any amendments thereto, pertaining to the Preferred Securities (and any other securities of the Sponsor which the Sponsor may desire to include in such registration statement);

                  (ii) execute and file any documents prepared by the Sponsor, or take any acts as determined by the Sponsor to be necessary, in order to qualify or register all or part of the Preferred Securities in any State in which the Sponsor has determined to qualify or register such Preferred Securities for sale;

                  (iii) execute and file an application, prepared by the Sponsor, to The New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market System for listing upon notice of issuance of any Preferred Securities;

                  (iv) execute and file with the Commission a registration statement on Form 8-A, including any amendments thereto, prepared by the Sponsor, relating to the registration of the Preferred Securities under
                           Section 12(b) of the Exchange Act; and

                  (v) execute and enter into the Underwriting Agreement providing for the sale of the Preferred Securities;

         (c) to acquire the Debentures with the proceeds of the sale of the Preferred Securities and the Common Securities; provided, however, that the Regular Trustees shall cause legal title to the Debentures to be held of record in the name of the Property Trustee for the benefit of the Holders of the Preferred Securities and the Holders of the Common Securities;

         (d) to give the Sponsor and the Property Trustee prompt written notice of the occurrence of a Special Event; provided that the Regular Trustees shall consult with the Sponsor and the Property Trustee before taking or refraining from taking any action in relation to a Special Event;

         (e) to establish a record date with respect to all actions to be taken hereunder that require a record date be established, including and with respect to, for the purposes of Section 316(c) of the Trust Indenture Act, Distributions, voting rights, redemptions and exchanges, and to issue relevant notices to the Holders of Preferred Securities and Holders of Common Securities as to such actions and applicable record dates;

         (f) to take all actions and perform such duties as may be required of the Regular Trustees pursuant to the terms of this Declaration and the Securities;

         (g) to bring or defend, pay, collect, compromise, arbitrate, resort to legal action or otherwise adjust claims or demands of or against the Trust ("Legal Action"), unless pursuant to Section 3.8(e), the Property Trustee has the exclusive power to bring such Legal Action;

         (h) to employ or otherwise engage employees and agents (who may be designated as officers with titles) and managers, contractors, advisors and consultants and pay reasonable compensation for such services;

         (i) to cause the Trust to comply with the Trust's obligations under the Trust Indenture Act;

         (j) to give the certificate required by Section 314(a)(4) of the Trust Indenture Act to the Property Trustee, which certificate may be executed by any Regular Trustee;

         (k) to incur expenses that are necessary, incidental or desirable to carry out any of the purposes of the Trust;

         (l) to act as, or appoint another Person to act as, registrar and transfer agent for the Securities;

         (m) to give prompt written notice to the Holders of the Securities of any notice received from the Debenture Issuer of its election (i) to defer payments of interest on the Debentures by extending the interest payment period under the Debentures as authorized by the Indenture or (ii) to extend the maturity date of the Debentures if so authorized by the Indenture, provided that any such extension of the maturity date will not adversely affect the federal income tax status of the Trust;

         (n) to take all action that may be necessary or appropriate for the preservation and the continuation of the Trust's valid existence, rights, franchises and privileges as a statutory business trust under the laws of the State of Delaware and of each other jurisdiction in which such existence is necessary to protect the limited liability of the Holders of the Preferred Securities or to enable the Trust to effect the purposes for which the Trust was created;

         (o) to take any action, not inconsistent with this Declaration or with applicable law, that the Regular Trustees determine in their discretion to be necessary or desirable in carrying out the purposes and functions of the Trust as set out in Section 3.3 or the activities of the Trust as set out in this
Section 3.6, including, but not limited to:

                  (i) causing the Trust not to be deemed to be an Investment Company required to be registered under the Investment Company Act;

                  (ii) causing the Trust to be classified for United States federal income tax purposes as a grantor trust and causing each Holder of Securities to be treated as owning an undivided beneficial interest in the Subordinated Debentures; and

                  (iii) cooperating with the Debenture Issuer to ensure that the Debentures will be treated as indebtedness of the Debenture Issuer for United States federal income tax purposes;

provided that such action does not adversely affect the interests of the Holders;

         (p) to take all action necessary to cause all applicable tax returns and tax information reports that are required to be filed with respect to the Trust to be duly prepared and filed by the Regular Trustees, on behalf of the Trust;

         (q) to execute all documents or instruments, perform all duties and powers, and do all things for and on behalf of the Trust in all matters necessary, incidental or desirable to the foregoing;

         (r) to give written notice to the Property Trustee of the rating assigned to the Preferred Securities, from time to time, by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act promptly after such assignment and after any change thereof.

The Regular Trustees must exercise the powers set forth in this Section 3.6 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Regular Trustees shall not take any action that is in consistent with the purposes and functions of the Trust set forth in Section
3.3. Subject to this Section 3.6, the Regular Trustees shall have none of the powers or the authority of the Property Trustee set forth in Section 3.8. Any expenses incurred by the Regular Trustees pursuant to this Section 3.6 shall be reimbursed by the Debenture Issuer.

         SECTION 3.7 Prohibition of Actions by the Trust and the Trustees.

         (a) The Trust shall not, and the Regular Trustees and the Property Trustee shall cause the Trust not to, engage in any activity other than as required or authorized by this Declaration. In particular, the Trust shall not and the Regular Trustees and the Property Trustee shall cause the Trust not to:

                  (i) invest any proceeds received by the Trust from holding the Debentures, but shall distribute all such proceeds to Holders of Securities pursuant to the terms of this Declaration and of the Securities;

                  (ii) acquire any assets other than as expressly provided herein;

                  (iii) possess Trust property for other than a Trust purpose;

                  (iv) make any loans or incur any indebtedness other than loans represented by the Debentures;

                  (v) possess any power or otherwise act in such a way as to vary the Trust assets or the terms of the Securities in any way whatsoever (except to the extent expressly authorized in this Declaration or by the terms of the Securities);

                  (vi) issue any securities or other evidences of beneficial ownership of, or beneficial interest in, the Trust other than the Securities; or

                  (vii) other than as provided in this Declaration or by the terms of the Securities, (A) direct the time, method and place of exercising any trust or power conferred upon the Debenture Trustee with respect to the Debentures, (B) waive any past default that is waivable under the Indenture, (C) exercise any right to rescind or annul any declaration that the principal of all the Debentures shall be due and payable or (D) consent to any amendment, modification or termination of the Indenture or the Debentures where such consent shall be required unless the Trust shall have received an opinion of counsel to the effect that such modification will not cause more than an insubstantial risk that for United States federal income tax purposes the Trust will not be classified as a grantor trust.

         SECTION 3.8 Powers and Duties of the Property Trustee.

         (a) The legal title to the Debentures shall be owned by and held of record in the name of the Property Trustee in trust for the benefit of the Trust and the Holders of the Securities. The right, title and interest of the Property Trustee to the Debentures shall vest automatically in each Person who may hereafter be appointed as Property Trustee in accordance with Section 5.7. Such vesting and cessation of title shall be effective whether or not conveyancing documents with regard to the Debentures have been executed and delivered.

         (b) The Property Trustee shall not transfer its right, title and interest in the Debentures to the Regular Trustees or to the Delaware Trustee (if the Property Trustee does not also act as Delaware Trustee).

         (c) The Property Trustee shall:

                  (i) establish and maintain a segregated non-interest bearing trust account (the "Property Trustee Account") in the name of and under the exclusive control of the Property Trustee on behalf of the Holders of the Securities and, upon the receipt of payments of funds made in respect of the Debentures held by the Property Trustee, deposit such funds into the Property Trustee Account and make payments to the Holders of the Preferred Securities and the Holders of the Common Securities from the Property Trustee Account in accordance with Section 6.1. Funds in the Property Trustee Account shall be held uninvested until disbursed in accordance with this Declaration. The Property Trustee Account shall be an account that is maintained with a banking institution the rating on whose long-term unsecured indebtedness is at least equal to the rating assigned to the Preferred Securities by a "nationally recognized statistical rating organization," as that term is defined for purposes of Rule 436(g)(2) under the Securities Act;

                  (ii) engage in such ministerial activities as shall be necessary or appropriate to effect the redemption of the Preferred Securities and the Common Securities to the extent the Debentures are redeemed or mature; and

                  (iii) upon written notice of distribution issued by the Regular Trustees in accordance with the terms of the Securities, engage in such ministerial activities as shall be necessary or appropriate to effect the distribution of the Debentures to Holders of Securities upon the liquidation and dissolution of the Trust.

         (d) The Property Trustee shall take all actions and perform such duties as may be specifically required of the Property Trustee pursuant to the terms of this Declaration and the Securities.

         (e) To the extent consistent with and not in contravention of the terms and provisions of this Declaration and the Indenture, with respect to any compromise, arbitration or adjustment of claims or demands, the Property Trustee shall take any Legal Action which arises out of or in connection with an Event of Default of which a Responsible Officer of the Property Trustee has actual knowledge or the Property Trustee's duties and obligations under this Declaration or the Trust Indenture Act.

         (f) The Property Trustee shall continue to serve as a Trustee until either:

                  (i) the Trust has been completely liquidated and the proceeds of the liquidation distributed to the Holders of Securities pursuant to the terms of the Securities; or

                  (ii) a Successor Property Trustee has been appointed and has accepted that appointment in accordance with
                           Section 5.7.

         (g) The Property Trustee shall have the legal power to exercise all of the rights, powers and privileges of a holder of Debentures under the Indenture and, if an Event of Default actually known to a Responsible Officer of the Property Trustee occurs and is continuing, the Property Trustee shall, for the benefit of Holders of the Securities, enforce its rights, including, without limitation, its rights under the Indenture as holder of the Debentures and its rights under the Preferred Securities Guarantee in accordance with the terms of the Preferred Securities Guarantee, subject to the rights of the Holders pursuant to the terms of such Securities and the Preferred Securities Guarantee.

         (h) The Property Trustee may authorize one or more Persons (each, a "Paying Agent") to pay Distributions, redemption payments or liquidation payments on behalf of the Trust with respect to all Securities and any such Paying Agent shall comply with Section 317(b) of the Trust Indenture Act. Any Paying Agent may be removed by the Property Trustee at any time and a successor Paying Agent or additional Paying Agents may be appointed at any time by the Property Trustee. In the event the Preferred Securities do not remain in the form of one or more Global Certificates, the Property Trustee will act as Paying Agent and may designate an additional or substitute Paying Agent at any time.

         (i) Subject to this Section 3.8, the Property Trustee shall have none of the duties, liabilities, powers or the authority of the Regular Trustees set forth in Section 3.6.

The Property Trustee must exercise the powers set forth in this Section 3.8 in a manner that is consistent with the purposes and functions of the Trust set out in Section 3.3, and the Property Trustee shall not take any action that is inconsistent with the purposes and functions of the Trust set out in Section 3.3.

    SECTION 3.9 Certain Duties and Responsibilities of the Property Trustee.

         (a) The Property Trustee, before the occurrence of any Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform only such duties as are specifically set forth in this Declaration and no implied covenants shall be read into this Declaration against the Property Trustee. In case an Event of Default has occurred (that has not been cured or waived pursuant to Section 2.6) of which a Responsible Officer of the Property Trustee has actual knowledge, the Property Trustee shall exercise such of the rights and powers vested in it by this Declaration, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his or her own affairs.

         (b) No provision of this Declaration shall be construed to relieve the Property Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct, except that:

                  (i) prior to the occurrence of an Event of Default and after the curing or waiving of all such Events of Default that may have occurred:

                           (A) the duties and obligations of the Property Trustee shall be determined solely by the express provisions of this Declaration and in the terms of the Securities and the Property Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Declaration, and no implied covenants or obligations shall be read into this Declaration against the Property Trustee; and

                           (B) in the absence of bad faith on the part of the Property Trustee, the Property Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Property Trustee and conforming to the requirements of this Declaration; but in the case of any such certificates or opinions that by any provision hereof are specifically required to be furnished to the Property Trustee, the Property Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Declaration;

                  (ii) the Property Trustee shall not be liable for any error of judgment made in good faith by a Responsible Officer of the Property Trustee, unless it shall be proved that the Property Trustee was negligent in ascertaining the pertinent facts upon which such judgment was made;

                  (iii) the Property Trustee shall not be liable with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of not less than a Majority in Liquidation Amount of the Securities relating to the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or exercising any trust or power conferred upon the Property Trustee under this Declaration;

                  (iv) no provision of this Declaration shall require the Property Trustee to expend or risk its own funds or otherwise incur personal financial liability in the performance of any of its duties or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that the repayment of such funds or liability is not reasonably assured to it under the terms of this Declaration or indemnity reasonably satisfactory to the Property Trustee against such risk or liability is not reasonably assured to it;

                  (v) the Property Trustee's sole duty with respect to the custody, safe keeping and physical preservation of the Debentures and the Property Trustee Account shall be to deal with such property in a similar manner as the Property Trustee deals with similar property for its own account, subject to the protections and limitations on liability afforded to the Property Trustee under this Declaration and the Trust Indenture Act;

                  (vi) the Property Trustee shall have no duty or liability for or with respect to the value, genuineness, existence or sufficiency of the Debentures or the payment of any taxes or assessments levied thereon or in connection therewith;

                  (vii) the Property Trustee shall not be liable for any interest on any money received by it except as it may otherwise agree in writing with the

                           Sponsor. Money held by the Property Trustee need not be segregated from other funds held by it except in relation to the Property Trustee Account maintained by the Property Trustee pursuant to Section 3.8(c)(i) and except to the extent otherwise required by law; and

                  (viii) the Property Trustee shall not be responsible for monitoring the compliance by the Regular Trustees or the Sponsor with their respective duties under this Declaration, nor shall the Property Trustee be liable for any default or misconduct of the Regular Trustees or the Sponsor.

         SECTION 3.10 Certain Rights of Property Trustee.

         (a) Subject to the provisions of Section 3.9:

                  (i) the Property Trustee may conclusively rely and shall be fully protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, approval, bond, debenture, note, other evidence of indebtedness or other paper or document believed by it to be genuine and to have been signed, sent or presented by the proper party or parties;

                  (ii) any direction or act of the Sponsor or the Regular Trustees contemplated by this Declaration shall be sufficiently evidenced by a Direction or an Officers' Certificate;

                  (iii) whenever in the administration of this Declaration, the Property Trustee shall deem it desirable that a matter be proved or established before taking, suffering or omitting any action hereunder, the Property Trustee (unless other evidence is herein specifically prescribed) may, in the absence of bad faith on its part, request and conclusively rely upon an Officers' Certificate which, upon receipt of such request, shall be promptly delivered by the Sponsor or the Regular Trustees;

                  (iv) the Property Trustee shall have no duty to see to any recording, filing or registration of any instrument (including any financing or continuation statement or any filing under tax or securities laws) or any rerecording, refiling or registration thereof;

                  (v) before the Property Trustee acts or refrains from acting, the Property Trustee may consult with counsel or other experts and the advice or opinion of such counsel and experts with respect to legal matters or advice within the scope of such experts' area of expertise shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in accordance with such advice or opinion. Such counsel may be counsel to the Sponsor or any of its Affiliates, and may include any of its employees. The Property Trustee shall have the right at anytime to seek instructions concerning the administration of this Declaration from any court of competent jurisdiction;

                  (vi) the Property Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Declaration at the request or direction of any Holder, unless such Holder shall have provided to the Property Trustee security or indemnity, reasonably satisfactory to the Property Trustee, against the costs, expenses (including attorneys' fees and expenses and expenses of the Property Trustee's agents, nominees or custodians) and liabilities that might be incurred by it in complying with such request or direction, including such reasonable advances as may be requested by the Property Trustee; provided that, nothing contained in this Section 3.10(a)(vi) shall be taken to relieve the Property Trustee, upon the occurrence of an Event of Default, of its obligation to exercise the rights and powers vested in it by this Declaration;

                  (vii) the Property Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Property Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit;

                  (viii) the Property Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, custodians, nominees or attorneys and the Property Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder;

                  (ix) any action taken by the Property Trustee or its agents hereunder shall bind the Trust and the Holders of the Securities, and the signature of the Property Trustee or its agents alone shall be sufficient and effective to perform any such action and no third party shall be required to inquire as to the authority of the Property Trustee to so act or as to its compliance with any of the terms and provisions of this Declaration, both of which shall be conclusively evidenced by the Property Trustee's or its agent's taking such action; and

                  (x) whenever in the administration of this Declaration the Property Trustee shall deem it desirable to receive instructions with respect to enforcing any remedy or right or taking any other action hereunder, the Property Trustee: (i) may request instructions from the Holders of the Securities which instructions may only be given by the Holders of the same proportion in liquidation amount of the Securities as would be entitled to direct the Property Trustee under the terms of the Securities in respect of such remedy, right or action; (ii) may refrain from enforcing such remedy or right or taking such other action until such instructions are received; and

                  (iii) shall be protected in conclusively relying on or acting in or accordance with such instructions;

                  (xi) the Property Trustee shall not be liable for any action taken, suffered or omitted to be taken by it without negligence, in good faith and reasonably believed by it to be authorized or within the discretion, rights or powers conferred upon it by this Declaration; and

                  (xii) the Property Trustee shall not be required to give any bond or surety in respect of the performance of its powers and duties hereunder.

         (b) No provision of this Declaration shall be deemed to impose any duty or obligation on the Property Trustee to perform any act or acts or exercise any right, power, duty or obligation conferred or imposed on it, in any jurisdiction in which it shall be illegal, or in which the Property Trustee shall be unqualified or incompetent in accordance with applicable law, to perform any such act or acts, or to exercise any such right, power, duty or obligation. No permissive power or authority available to the Property Trustee shall be construed to be a duty.

         SECTION 3.11 Delaware Trustee. Notwithstanding any other provision of this Declaration other than Section 5.2, the Delaware Trustee shall not be entitled to exercise any powers, nor shall the Delaware Trustee have any of the duties and responsibilities of the Regular Trustees or the Property Trustee described in this Declaration, or any other duties or responsibilities except as expressly stated in this Section 3.11; provided that, the Delaware Trustee shall have the power and authority and is hereby authorized to execute and file with the Secretary of State of the State of Delaware any certificate required to be filed under the Business Trust Act. Except as set forth in Section 5.2, the Delaware Trustee shall be a Trustee for the sole and limited purpose of fulfilling the requirements of Section 3807(a) of the Business Trust Act. Notwithstanding any other provision herein or elsewhere, neither the Trust Company nor the Delaware Trustee shall have any liability to any Person for any act, omission or obligation of the Trust or any Trustee except for liability to the Trust and the Holders for the gross negligence or willful misconduct of the Delaware Trustee.

         SECTION 3.12 Execution of Documents. Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act, any one Regular Trustee is authorized to execute on behalf of the Trust any documents that the Regular Trustees have the power and authority to execute pursuant to Section 3.6; provided that any registration statement referred to in
Section 3.6(b)(i), including any amendments thereto, shall (if signed after the date of this Declaration) be signed by a majority of the Regular Trustees.

         SECTION 3.13 Not Responsible for Recitals or Issuance of Securities. The recitals contained in this Declaration shall be taken as the statements of the Sponsor, and the Trustees do not assume any responsibility for their correctness. The Trustees make no representations as to the value or condition of the property of the Trust or any part thereof. The Trustees make no representations as to the validity or sufficiency of this Declaration or the Securities.

         SECTION 3.14 Duration of Trust. The Trust shall exist until terminated pursuant to the provisions of Article VIII hereof.

         SECTION 3.15 Mergers.

         (a) The Trust may not consolidate, amalgamate, merge with or into, or be replaced by, or convey, transfer or lease its properties and assets substantially as an entirety to any Person except as described in Section 3.15(b) and (c).

         (b) The Trust may, with the consent of the Regular Trustees or, if there are more than two, a majority of the Regular Trustees and without the consent of the Holders of the Securities, the Delaware Trustee or the Property Trustee, consolidate, amalgamate, merge with or into, or be replaced by a trust organized as such under the laws of any State; provided that:

                  (i) such successor entity (the "Successor Entity") either:

                           (A) expressly assumes all of the obligations of the Trust under the Securities; or

                           (B) substitutes for the Preferred Securities and Common Securities other securities having substantially the same terms as the Preferred Securities and Common Securities, respectively (the "Successor Securities"), so long as the Successor Securities rank the same as the Preferred Securities and the Common Securities, respectively, rank with respect to Distributions and payments upon liquidation, redemption, maturity and otherwise;

                  (ii) the Debenture Issuer expressly accepts a trustee of the Successor Entity that possesses the same powers and duties as the Property Trustee as the holder of the Debentures;

                  (iii) the Preferred Securities or any Successor Securities (with respect to the Preferred Securities) are listed, or any Successor Securities (with respect to the Preferred Securities) will be listed upon notification of issuance, on any national securities exchange or with any other organization on which the Preferred Securities are then listed or quoted;

                  (iv) such merger, consolidation, amalgamation or replacement does not cause the Preferred Securities (including any Successor Securities of the Preferred Securities) to be downgraded by any nationally recognized statistical rating organization then rating the Preferred Securities;

                  (v) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of such Holders' interests in the new entity);

                  (vi) such Successor Entity has a purpose identical to that of the Trust;

                  (vii) prior to such merger, consolidation, amalgamation or replacement, Kellogg Company has received an opinion of an independent counsel to the Trust experienced in such matters to the effect that, (A) such merger, consolidation, amalgamation or replacement does not adversely affect the rights, preferences and privileges of the Holders of the Securities (including any Successor Securities) in any material respect (other than with respect to any dilution of Holders' interest in the new entity), (B) following such merger, amalgamation, consolidation or replacement, neither the Trust nor the successor entity will be required to register as an investment company under the Investment Company Act and (C) the Trust will continue to be classified as a grantor trust for federal income tax purposes;

                  (viii) the Sponsor guarantees the obligations of such Successor Entity under the Successor Securities at least to the extent provided by the Preferred Securities Guarantee; and

                  (ix) the Regular Trustees shall have furnished the Delaware Trustee and the Property Trustee at least 5 Business Days' prior written notice of the consummation of such merger, consolidation, amalgamation or replacement; provided that failure to provide such notice shall not affect the validity of any such transaction.

         (c) Notwithstanding Section 3.15(b), the Trust shall not, except with the consent of Holders of 100% in liquidation amount of the Securities, consolidate, amalgamate, merge with or into, or be replaced by any other entity or permit any other entity to consolidate, amalgamate, merge with or into, or replace it if such consolidation, amalgamation, merger or replacement would cause the Trust or Successor Entity to be classified as other than a grantor trust for United States federal income tax purposes or each Holder of the Securities to be treated as owning an undivided beneficial interest in the Debentures.

         SECTION 3.16 Property Trustee May File Proofs of Claim. In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other similar judicial proceeding relative to the Trust or any other obligor upon the Securities or the property of the Trust or of such other obligor or their creditors, the Property Trustee (irrespective of whether any Distributions on the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Property Trustee shall have made any demand on the Trust for the payment of any past due Distributions) shall be entitled and empowered, to the fullest extent permitted by law, by intervention in such proceeding or otherwise:

         (a) to file and prove a claim for the whole amount of any Distributions owing and unpaid in respect of the Securities (or, if the Securities are original issue discount Securities, such portion of the liquidation amount as may be specified in the terms of such Securities) and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Property Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel) and of the Holders allowed in such judicial proceeding; and

         (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Property Trustee and, in the event the Property Trustee shall consent to the making of such payments directly to the Holders, to pay to the Property Trustee any amount due it for the reasonable compensation, expenses, disbursements and advances of the Property Trustee, its agents and counsel, and any other amounts due the Property Trustee.

         Nothing herein contained shall be deemed to authorize the Property Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement adjustment or compensation affecting the Securities or the rights of any Holder thereof or to authorize the Property Trustee to vote in respect of the claim of any Holder in any such proceeding.

                                   ARTICLE IV
                                     SPONSOR

         SECTION 4.1 Sponsor's Purchase of Common Securities. On the Closing Date, and at the same time as the Preferred Securities are sold, the Sponsor will purchase all of the Common Securities issued by the Trust, in an amount sufficient to make the aggregate liquidation value of all Common Securities purchased by the Sponsor on the Closing Date at least equal to 3% of the capital of the Trust at such time; provided that, if the Option set forth in Section 7.2(a) is exercised, then the Sponsor will purchase such additional Common Securities from the Trust on such second Closing Date such that it will then hold at least 3% of the capital of the Trust.

         SECTION 4.2 Responsibilities of the Sponsor. In connection with the issue and sale of the Preferred Securities, the Sponsor shall have the exclusive right and responsibility to engage in the following activities:

         (a) to prepare for filing by the Trust with the Commission one or more registration statements on the applicable forms pertaining to the Preferred Securities, including any amendments thereto (which registration statements may also include other securities of the Sponsor);

         (b) to determine the States in which to take appropriate action to qualify or register for sale all or part of the Preferred Securities and to do any and all such acts, other than actions which must be taken by the Trust, and advise the Trust of actions it must take, and prepare for execution and filing any documents to be executed and filed by the Trust, as the Sponsor deems necessary or advisable in order to comply with the applicable laws of any such States;

         (c) to prepare for filing by the Trust an application to The New York Stock Exchange, Inc. or any other national stock exchange or the Nasdaq Stock Market's National Market System for listing upon notice of issuance of any Preferred Securities;

         (d) to prepare for filing by the Trust with the Commission a registration statement on Form 8-A relating to the registration of the Preferred Securities under Section 12(b) of the Exchange Act, including any amendments thereto; and

         (e) to negotiate the terms of, and execute and deliver, the Underwriting Agreement providing for the sale of the Preferred Securities.

         SECTION 4.3 Right to Dissolve Trust. The Sponsor shall have the right, in its sole discretion, at any time after the Closing Date to elect to dissolve the Trust pursuant to Article VIII hereof and to direct the Property Trustee to take such action as shall be necessary to distribute the Debentures to the Holders of the Securities in exchange for all of the Securities.

         SECTION 4.4 Direct Right of Action. Notwithstanding any provision of this Declaration to the contrary, to the extent permitted by applicable law and in accordance with the terms of the Securities, any Holder of Securities may enforce directly against the Sponsor the obligation of the Sponsor under the Indenture to duly and punctually pay the principal and interest when due under the Debentures and the Sponsor irrevocably waives any right or remedy to require that any such Holder take any action against the Trust or any other Person before proceeding against the Sponsor.

                                    ARTICLE V
                                    TRUSTEES

         SECTION 5.1 Number of Trustees. The number of Trustees initially shall be four (4), and:

         (a) at any time before the issuance of any Securities, the Sponsor may, by written instrument, increase or decrease the number of Trustees; and

         (b) after the issuance of any Securities, the number of Trustees may be increased or decreased by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities or by written consent in lieu of such meeting;

provided that, if the Property Trustee also acts as Delaware Trustee, the number of Trustees shall be at least three (3).

         SECTION 5.2 Delaware Trustee. If required by the Business Trust Act, one Trustee (the "Delaware Trustee") shall be:

         (a) a natural person who is a resident of the State of Delaware; or

         (b) if not a natural person, an entity which has its principal place of business in the State of Delaware, and otherwise meets the requirements of
Section 3807(a) of the Business Trust Act;

provided that, if the Property Trustee has its principal place of business in the State of Delaware and otherwise meets the requirements of applicable law, then the Property Trustee shall also be the Delaware Trustee, the Person theretofore serving as Delaware Trustee (if other than the Property Trustee) automatically shall cease to be a Trustee, the Property Trustee promptly shall provide to the Person theretofore serving as Delaware Trustee written notice of the same (in relying on which the Person theretofore serving as Delaware Trustee shall be fully justified and protected), the number of Trustees automatically shall be reduced by one (1), the Property Trustee promptly shall cause the certificate of trust of the Trust to be amended as necessary, and Section 3.11 shall have no application.

         SECTION 5.3 Property Trustee; Eligibility.

         (a) There shall at all times be one Trustee acting as Property Trustee which shall:

                  (i)      not be an Affiliate of the Sponsor; and

                  (ii) be a corporation or trust company organized and doing business under the laws of the United States of America or any State or Territory thereof or of the District of Columbia, or a corporation or other Person permitted by the Commission to act as an institutional trustee under the Trust Indenture Act, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least 25 million U.S. dollars ($25,000,000), and subject to supervision or examination by Federal, State, Territorial or District of Columbia authority. If such corporation or trust company publishes reports of condition at least annually, pursuant to law or to the requirements of the supervising or examining authority referred to above, then for the purposes of this Section 5.3(a)(ii), the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published.

         (b) If at any time the Property Trustee shall cease to be eligible to so act under Section 5.3(a), the Property Trustee shall immediately resign in the manner and with the effect set forth in Section 5.7(c).

         (c) If the Property Trustee has or shall acquire any "conflicting interest" within the meaning of Section 310(b) of the Trust Indenture Act, the Property Trustee and the Holder of the Common Securities (as if it were the Obligor referred to in Section 310(b) of the Trust Indenture Act) shall in all respects comply with the provisions of Section 310(b) of the Trust Indenture Act.

         (d) The Preferred Securities Guarantee shall be deemed to be specifically described in this Declaration for purposes of clause (i) of the first provision contained in Section 310(b) of the Trust Indenture Act.

         SECTION 5.4 Regular Trustees.

         (a) Except as expressly set forth in this Declaration and except if a meeting of the Regular Trustees is called with respect to any matter over which the Regular Trustees have power to act, any power of the Regular Trustees may be exercised by, or with the consent of, any one such Regular Trustee.

         (b) Unless otherwise determined by the Regular Trustees, and except as otherwise required by the Business Trust Act or applicable law, any one Regular Trustee is authorized to execute on behalf of the Trust any documents which the Regular Trustees have the power and authority to cause the Trust to execute pursuant to Section 3.6; provided that the registration statement referred to in
Section 3.6, including any amendments thereto, shall be signed by a majority of the Regular Trustees; and

         (c) A Regular Trustee may, by power of attorney consistent with applicable law, delegate to any other natural person over the age of 21 his or her power for the purposes of signing any documents which the Regular Trustees have power and authority to cause the Trust to execute pursuant to Section 3.6.

         SECTION 5.5 Certain Qualifications of Regular Trustees and Delaware Trustee Generally. Each Regular Trustee and the Delaware Trustee (unless the Property Trustee also acts as Delaware Trustee) shall be either a natural person who is at least 21 years of age or a legal entity that shall act through one or more Authorized Officers.

         SECTION 5.6 Initial Trustees. The initial Regular Trustees shall be:
____________ and ____________.


         The initial Property Trustee shall be: _________________.

         The initial Delaware Trustee shall be: ________________.

         SECTION 5.7 Appointment, Removal and Resignation of Trustees.

         (a) Subject to Section 5.7(b), the Trustees may be appointed or removed without cause at any time:

                  (i) until the issuance of any Securities, by written instrument executed by the Sponsor; and

                  (ii) after the issuance of any Securities, by vote of the Holders of a Majority in Liquidation Amount of the Common Securities voting as a class at a meeting of the Holders of the Common Securities.

         (b) The Trustee that acts as Property Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Property Trustee under Section 5.3 (a "Successor Property Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Property Trustee and delivered to the Regular Trustees and the Sponsor. The Trustee that acts as Delaware Trustee shall not be removed in accordance with Section 5.7(a) until a successor Trustee possessing the qualifications to act as Delaware Trustee under Sections 5.2 and
5.5 (a "Successor Delaware Trustee") has been appointed and has accepted such appointment by written instrument executed by such Successor Delaware Trustee and delivered to the Regular Trustees and the Sponsor.

         (c) A Trustee appointed to office shall hold office until his or its successor shall have been appointed, until his death or its dissolution or until his or its removal or resignation. Any Trustee may resign from office (without need for prior or subsequent accounting) by an instrument in writing signed by the Trustee and delivered to the Sponsor and the Trust, which resignation shall take effect upon such delivery or upon such later date as is specified therein; provided, however, that:

                  (i) No such resignation of the Trustee that acts as the Property Trustee shall be effective:

                           (A) until a Successor Property Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Property Trustee and delivered to the Trust, the Sponsor and the resigning Property Trustee; or

                           (B) until the assets of the Trust have been completely liquidated and the proceeds thereof distributed to the holders of the Securities; and

                  (ii) no such resignation of the Trustee that acts as the Delaware Trustee shall be effective until a Successor Delaware Trustee has been appointed and has accepted such appointment by instrument executed by such Successor Delaware Trustee and delivered to the Trust, the Sponsor and the resigning Delaware Trustee.

         (d) The Holders of the Common Securities shall use their best efforts to promptly appoint a Successor Delaware Trustee or Successor Property Trustee, as the case may be, if the Property Trustee or the Delaware Trustee delivers an instrument of resignation in accordance with this Section 5.7.

         (e) If no Successor Property Trustee or Successor Delaware Trustee, as the case may be, shall have been appointed and accepted appointment as provided in this Section 5.7 within 60 days after delivery to the Sponsor and the Trust of an instrument of resignation, the resigning Property Trustee or Delaware Trustee, as applicable, may, at the expense of the Trust, petition any court of competent jurisdiction for appointment of a Successor Property Trustee or Successor Delaware Trustee, as applicable. Such court may thereupon, after prescribing such notice, if any, as it may deem proper, appoint a Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (f) No Property Trustee or Delaware Trustee shall be personally liable for the acts or omissions to act of any Successor Property Trustee or Successor Delaware Trustee, as the case may be.

         (g) Any successor to a Regular Trustee shall be an officer, director, employer or affiliate of the Sponsor.

         SECTION 5.8 Vacancies among Trustees. If a Trustee ceases to hold office for any reason and the number of Trustees is not reduced pursuant to
Section 5.1 or Section 5.2, or if the number of Trustees is increased pursuant to Section 5.1, a vacancy shall occur. A resolution certifying the existence of such vacancy by the Regular Trustees or, if there are more than two, a majority of the Regular Trustees shall be conclusive evidence of the existence of such vacancy. The vacancy shall be filled with a Trustee appointed in accordance with
Section 5.7.

         SECTION 5.9 Effect of Vacancies. The death, resignation, retirement, removal, bankruptcy, dissolution, liquidation, incompetence or incapacity to perform the duties of a Trustee shall not operate to annul, dissolve or terminate the Trust. Whenever a vacancy in the number of Regular Trustees shall occur, until such vacancy is filled by the appointment of a Regular Trustee in accordance with Section 5.7, the Regular Trustees in office, regardless of their number, shall have all the powers granted to the Regular Trustees and shall discharge all the duties imposed upon the Regular Trustees by this Declaration.

         SECTION 5.10 Meetings. If there is more than one Regular Trustee, meetings of the Regular Trustees shall be held from time to time upon the call of any Regular Trustee. Regular meetings of the Regular Trustees may be held at a time and place fixed by resolution of the Regular Trustees. Notice of any in-person meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 48 hours before such meeting. Notice of any telephonic meetings of the Regular Trustees shall be hand delivered or otherwise delivered in writing (including by facsimile, with a hard copy by overnight courier) not less than 24 hours before a meeting. Notices shall contain a brief statement of the time, place and anticipated purposes of the meeting. The presence (whether in person or by telephone) of a Regular Trustee at a meeting shall constitute a waiver of notice of such meeting except where a Regular Trustee attends a meeting for the express purpose of objecting to the transaction of any activity on the ground that the meeting has not been lawfully called or convened. Notwithstanding the foregoing, unless provided otherwise in this Declaration, any action of the Regular Trustees may be authorized and taken by any one of the Regular Trustees. In the event there is only one Regular Trustee, any and all action of such Regular Trustee shall be evidenced by a written consent of such Regular Trustee.

         SECTION 5.11 Delegation of Power.

         (a) Any Regular Trustee may, by power of attorney consistent with applicable law, delegate to any natural person over the age of 21 his, her or its power for the purpose of executing any documents contemplated in Section 3.6, including any registration statement or amendment thereto filed with the Commission, or making any other governmental filing.

         (b) The Regular Trustees shall have power to delegate from time to time to such of their number or to officers of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Regular Trustees or otherwise as the Regular Trustees may deem expedient, to the extent such delegation is not prohibited by applicable law or contrary to the provisions of the Trust, as set forth herein.

         SECTION 5.12 Merger, Conversion, Consolidation or Succession to Business. Any Person into which the Property Trustee or the Delaware Trustee, as the case may be, may be merged or converted or with which either may be consolidated, or any Person resulting from any merger, conversion or consolidation to which the Property Trustee or the Delaware Trustee, as the case may be, shall be a party, or any Person succeeding to all or substantially all the corporate trust business of the Property Trustee or the Delaware Trustee, as the case may be, shall be the successor of the Property Trustee or the Delaware Trustee, as the case may be, hereunder, provided such Person shall be otherwise qualified and eligible under this Article without the execution or filing of any paper or any further act on the part of any of the parties hereto.

                                   ARTICLE VI
                                  DISTRIBUTIONS

         SECTION 6.1 Distributions. Holders shall receive Distributions (as defined herein) in accordance with the applicable terms of the relevant Holder's Securities. Distributions shall be made on the Preferred Securities and the Common Securities in accordance with the preferences set forth in their respective terms. If and to the extent that the Debenture Issuer makes a payment of interest, premium and/or principal on the Debentures held by the Property Trustee (the amount of any such payment being a "Payment Amount"), the Property Trustee shall and is directed, to the extent funds are available for that purpose, to make a distribution (a "Distribution") of the Payment Amount to Holders.

                                   ARTICLE VII
                             ISSUANCE OF SECURITIES

         SECTION 7.1 General Provisions Regarding Securities.

         (a) The Regular Trustees shall on behalf of the Trust cause to be issued one class of preferred securities (the "Preferred Securities") representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I, as such Annex I may be amended from time to time in accordance with the provisions of this Declaration and one class of common securities (the "Common Securities") representing undivided beneficial interests in the assets of the Trust having such terms as are set forth in Annex I, as such Annex I may be amended from time to time in accordance with the provisions of this Declaration. The Trust shall issue no securities or other interests in the assets of the Trust other than the Preferred Securities and the Common Securities.

         (b) The Certificates shall be signed on behalf of the Trust by a Regular Trustee. Such signature shall be the manual or facsimile signature of any present or any future Regular Trustee. In case any Regular Trustee of the Trust who shall have signed any of the Certificates shall cease to be such Regular Trustee before the Certificates so signed shall be delivered by the Trust, such Certificates nevertheless may be delivered as though the person who signed such Certificate had not ceased to be such Regular Trustee; and any Certificate may be signed on behalf of the Trust by such persons who, at the actual date of execution of such Certificate, shall be the Regular Trustees of the Trust, although at the date of the execution and delivery of the Declaration any such person was not such a Regular Trustee. Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation of any stock exchange on which Securities may be listed, or to conform to usage.

         (c) A Certificate shall not be valid until authenticated by the manual signature of the Property Trustee or an authenticating agent. The signature shall be conclusive evidence that the Certificate has been authenticated under this Declaration. The Property Trustee shall at any time, and from time to time, authenticate Certificates for original issue upon receipt by the Property Trustee of a written order of the Trust signed by a Regular Trustee (a "Trust Order"). Such Trust Order may authorize authentication and delivery pursuant to oral or electronic instructions from a Regular Trustee, which oral instructions shall be promptly confirmed in writing. Each Certificate shall be dated the date of its authentication unless otherwise provided by a Trust Order. The Property Trustee shall have the right to decline to authenticate and deliver any
Certificates: (a) if the Property Trustee, being advised by counsel, determines that such action may not lawfully be taken; or (b) if the Property Trustee in good faith by its board of directors or trustees, executive committee or trust committee of directors and/or vice-presidents shall determine that such action would expose the Property Trustee to personal liability to Holders of any Securities. The Property Trustee may appoint an authenticating agent acceptable to the Trust to authenticate Certificates. An authenticating agent may authenticate Certificates whenever the Property Trustee may do so. Each reference in this Declaration to authentication by the Property Trustee includes authentication by such agent. An authenticating agent has the same rights as any registrar, paying agent or service agent to deal with the Trust.

         (d) The consideration received by the Trust for the issuance of the Securities shall constitute a contribution to the capital of the Trust and shall not constitute a loan to the Trust.

         (e) Upon issuance of the Securities as provided in this Declaration, the Securities so issued shall be deemed to be validly issued, fully paid and non-assessable and shall not be subject to any preferential subscription or pre-emptive rights (subject to Section 10.1(b) with respect to the Common Securities).

         (f) Every Person, by virtue of having become a Holder or a Preferred Security Beneficial Owner in accordance with the terms of this Declaration, shall be deemed to have expressly assented and agreed to the terms of, and shall be bound by, this Declaration and the terms of the Securities, the Preferred Securities Guarantee, the Indenture and the Debentures.

         SECTION 7.2 Over-Allotment Option.

         (a) The Sponsor, on behalf of the Trust, may grant to the underwriters or initial purchasers who are underwriting or purchasing, as the case may be, any series of Preferred Securities, an option (the "Option") to purchase an additional liquidation amount of such series of Preferred Securities on the terms and conditions specified in the underwriting agreement or purchase agreement, as the case may be, relating to such Preferred Securities; provided, however, the Option may only be granted if the following conditions are satisfied:

                  (i) the Option, if exercised, may not result in the issue and sale of an aggregate liquidation amount of Preferred Securities greater than that registered by the Sponsor and the Trust on the applicable registration statement or registration statements (including by a registration statement filed under Rule 462(b) under the Securities Act, if any), as the case may be, with the Commission under the Securities Act;

                  (ii) the Option must result, if exercised, in the issuance and sale of Preferred Securities to such underwriters or initial purchasers, as the case may be, and the issuance and sale of Common Securities to the Sponsor on a Pro Rata basis and not in contravention of any other provision of this Agreement or the Business Trust Act, consistent with Section 4.1; and

                  (iii) the Preferred Securities and the Common Securities issued and sold subject to the exercise of the Option, if any, must be of the same series and must bear the same CUSIP numbers as the series of Preferred Securities and the Common Securities, respectively, which were initially issued and sold by the Trust and the Sponsor, respectively.

         (b) With respect to any issuance of Preferred Securities and Common Securities following the exercise of the Option,

                  (i) the designation the "__% Trust Preferred Securities" and, for all purposes under this Declaration, the defined term the "Preferred Securities" shall mean both the Preferred Securities issued initially hereunder and any Preferred Securities issued pursuant to the exercise of the Option; and

                  (ii) the designation the "__% Trust Common Securities" and, for all purposes under this Declaration, the defined term the "Common Securities" shall mean both the Common Securities issued initially hereunder and any Common Securities issued pursuant to the requirement of Section 7.2(a)(ii) regarding the additional issuance of Common Securities on a Pro Rata basis if the Option is exercised.

         (c) If the Option set forth in Section 7.2(a) is exercised on a date other than the initial Closing Date, then the parties to the Declaration shall cause there to occur a second closing for the consummation of the sale of the Preferred Securities and Common Securities under substantially the same conditions that applied to the initial closing of the sale of such securities, including the following:

                  (i) the execution and delivery of a second Preferred Security Certificate, or such additional Preferred Security Certificates, as appropriate, which is, or are, as the case may be, substantially identical in all respects to the Preferred Security Certificate issued initially; and

                  (ii) the execution and delivery of a second Common Security Certificate, or such additional Common Security Certificates, as appropriate, which is, or are, as the case may be, substantially identical in all relevant respects to the Common Security Certificate issued initially.

         SECTION 7.3 Cancellation. The Trust at any time may deliver Securities to the Property Trustee for cancellation. The Paying Agent shall forward to the Property Trustee any Securities surrendered to them for registration of transfer, exchange or payment. The Property Trustee shall cancel all Securities surrendered for transfer, exchange, payment, replacement or cancellation and shall destroy such canceled Securities (subject to the record retention requirement of the Exchange Act) and deliver a certificate of such destruction to the Trust, unless the Trust otherwise directs. The Trust may not issue new Securities to replace Securities that it has paid or delivered to the Property Trustee for cancellation.

                                  ARTICLE VIII
                              TERMINATION OF TRUST

         SECTION 8.1 Termination of Trust.

         (a) The Trust shall dissolve upon the earliest of:

                  (i) the bankruptcy of the Holder of the Common Securities or the Sponsor;

                  (ii) the filing of a certificate of dissolution or its equivalent with respect to the Holder of the Common Securities or the Sponsor; the filing of a certificate of cancellation with respect to the Trust or the revocation of the Holder of the Common Securities' or the Sponsor's charter and the expiration of 90 days after the date of revocation without a reinstatement thereof;

                  (iii) upon the entry of a decree of judicial dissolution of the Holder of the Common Securities, the Sponsor or the Trust;

                  (iv) when all of the Securities shall have been called for redemption and the amounts necessary for redemption thereof shall have been paid to the Holders in accordance with the terms of the Securities;

                  (v) the occurrence and continuation of a Special Event pursuant to which the Trust shall have been dissolved in accordance with the terms of the Securities and all of the Debentures shall have been distributed to the Holders of Securities in exchange for all of the Securities;

                  (vi) before the issuance of any Securities, when all of the Regular Trustees and the Sponsor shall have consented to dissolution of the Trust; or

                  (vii) the distribution of the Debentures from the Trust to the Holders of Securities in exchange for all of the Securities and in liquidation of the Trust.

         (b) As soon as is practicable after the occurrence of an event referred to in Section 8.1(a) and payment or making of reasonable provision for payment of all liabilities of the Trust upon completion of the winding up of the Trust, the Property Trustee shall execute and file a certificate of cancellation with the Secretary of State of the State of Delaware and thereupon the Trust shall terminate.

         (c) The provisions of Section 3.9 and Article X shall survive the termination of the Trust.

                                   ARTICLE IX
                             TRANSFER OF INTERESTS

         SECTION 9.1 Transfer of Securities.

         (a) Securities may only be transferred, in whole or in part, in accordance with the terms and conditions set forth in this Declaration and in the terms of the Securities. Any transfer or purported transfer of any Security not made in accordance with this Declaration shall be null and void.

         (b) Subject to this Article IX, Preferred Securities shall be freely transferable.

         (c) Subject to this Article IX, the Sponsor and any Related Party may only transfer Common Securities to the Sponsor or a Related Party of the Sponsor; provided that, any such transfer is subject to the condition precedent that the transferor obtain the written opinion of qualified independent counsel experienced in such matters that such transfer would not cause more than an insubstantial risk that:

                  (i) the Trust would not be classified for United States federal income tax purposes as a grantor trust and each Holder of Securities would not be treated as owning an undivided beneficial interest in the Debentures; and

                  (ii) the Trust would be an Investment Company or the transferee would become an Investment Company.

         SECTION 9.2 Transfer and Exchange of Certificates. The Regular Trustees shall provide for the registration of Certificates and of transfers or exchanges of Certificates, which will be effected without charge but only upon payment (with such indemnity as the Regular Trustees may require) in respect of any tax or other government charges that may be imposed in relation to it. Upon surrender for registration of transfer of any Certificate, the Regular Trustees shall cause one or more new Certificates to be issued in the name of the designated transferee or transferees. Upon surrender for exchange of any Certificate, the Regular Trustees shall cause one or more new Certificates in the same aggregate liquidation amount as the Certificate surrendered for exchange to be issued in the name of the Holder of the Certificate so surrendered. Every Certificate surrendered for registration of transfer or for exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Regular Trustees duly executed by the Holder or such Holder's attorney duly authorized in writing. Each Certificate surrendered for registration of transfer or for exchange shall be canceled by the Regular Trustees. A transferee of a Certificate shall be entitled to the rights and subject to the obligations of a

Holder hereunder upon the receipt by such transferee of a Certificate. By acceptance of a Certificate, each transferee shall be deemed to have agreed to be bound by this Declaration.

         SECTION 9.3 Deemed Security Holders. The Trustees may treat the Person in whose name any Certificate shall be registered on the books and records of the Trust as the sole holder of such Certificate and of the Securities represented by such Certificate for purposes of receiving Distributions and for all other purposes whatsoever and, accordingly, shall not be bound to recognize any equitable or other claim to or interest in such Certificate or in the Securities represented by such Certificate on the part of any Person, whether or not the Trust shall have actual or other notice thereof.

         SECTION 9.4 Book Entry Interests. Unless otherwise specified in the terms of the Preferred Securities, the Preferred Securities Certificates, on original issuance, will be issued in the form of one or more fully registered, global Preferred Security Certificates (each, a "Global Certificate"), to be delivered to DTC, the initial Clearing Agency, by, or on behalf of, the Trust. Such Global Certificates shall initially be registered on the books and records of the Trust in the name of Cede & Co., the nominee of DTC, and no Preferred Security Beneficial Owner will receive a definitive Preferred Security Certificate representing such Preferred Security Beneficial Owner's interests in such Global Certificates, except as provided in Section 9.7. Unless and until definitive, fully registered Preferred Security Certificates (the "Definitive Preferred Security Certificates") have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7:

         (a) the provisions of this Section 9.4 shall be in full force and effect;

         (b) the Trust and the Trustees shall be entitled to deal with the Clearing Agency for all purposes of this Declaration (including the payment of Distributions on the Global Certificates and receiving approvals, votes or consents hereunder) as the Holder of the Preferred Securities and the sole holder of the Global Certificates and shall have no obligation to the Preferred Security Beneficial Owners;

         (c) to the extent that the provisions of this Section 9.4 conflict with any other provisions of this Declaration, the provisions of this Section 9.4 shall control; and

         (d) the rights of the Preferred Security Beneficial Owners shall be exercised only through the Clearing Agency and shall be limited to those established by law and agreements between such Preferred Security Beneficial Owners and the Clearing Agency and/or the Clearing Agency Participants. DTC will make book entry transfers among the Clearing Agency Participants and receive and transmit payments of Distributions on the Global Certificates to such Clearing Agency Participants.

         SECTION 9.5 Notices to Clearing Agency. Whenever a notice or other communication to the Preferred Security Holders is required under this Declaration, unless and until Definitive Preferred Security Certificates shall have been issued to the Preferred Security Beneficial Owners pursuant to Section 9.7, the Regular Trustees or the Property Trustee, if the Property Trustee is specifically required to give such notice, shall give all such notices and


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
communications specified herein to be given to the Preferred Security Holders to the Clearing Agency, and shall have no notice obligations to the Preferred Security Beneficial Owners.

         SECTION 9.6 Appointment of Successor Clearing Agency. If any Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities or if the Regular Trustees elect to have another Clearing Agency serve as securities depository with respect to the Preferred Securities, the Regular Trustees may, in their sole discretion, appoint a successor Clearing Agency with respect to such Preferred Securities.

         SECTION 9.7 Definitive Preferred Security Certificates. If:

         (a) a Clearing Agency elects to discontinue its services as securities depository with respect to the Preferred Securities and a successor Clearing Agency is not appointed within 90 days after such discontinuance pursuant to
Section 9.6; or

         (b) the Regular Trustees elect after consultation with the Sponsor to terminate the book entry system through the Clearing Agency with respect to the Preferred Securities, then:

                  (i) Definitive Preferred Security Certificates shall be prepared by the Regular Trustees on behalf of the Trust with respect to such Preferred Securities; and

                  (ii) upon surrender of the Global Certificates by the Clearing Agency, accompanied by registration instructions, the Regular Trustees shall cause Definitive Preferred Security Certificates to be delivered to the Preferred Security Beneficial Owners in accordance with the instructions of the Clearing Agency. Neither the Trustees nor the Trust shall be liable for any delay in delivery of such instructions and each of them may conclusively rely on, and shall be protected in relying on, said instructions of the Clearing Agency. The Definitive Preferred Security Certificates shall be printed, lithographed or engraved or may be produced in any other manner as is reasonably acceptable to the Regular Trustees, as evidenced by their execution thereof, and may have such letters, numbers or other marks of identification or designation and such legends or endorsements as the Regular Trustees may deem appropriate, or as may be required to comply with any law or with any rule or regulation made pursuant thereto or with any rule or regulation of any stock exchange on which Preferred Securities may be listed, or to conform to usage.

         SECTION 9.8 Mutilated, Destroyed, Lost or Stolen Certificates. If:


         (a) any mutilated Certificates should be surrendered to the Regular Trustees, or if the Regular Trustees shall receive evidence to their satisfaction of the destruction, loss or theft of any Certificate; and

         (b) there shall be delivered to the Regular Trustees such security or indemnity as may be required by them to keep each of them, the Sponsor and the Trust harmless, then, in the absence of notice that such Certificate shall have been acquired by a protected purchaser, any Regular

Trustee on behalf of the Trust shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like denomination. In connection with the issuance of any new Certificate under this Section 9.8, the Regular Trustees may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection therewith. Any duplicate Certificate issued pursuant to this Section shall constitute conclusive evidence of an ownership interest in the relevant Securities, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

                                    ARTICLE X
                           LIMITATION OF LIABILITY OF
                    HOLDERS OF SECURITIES, TRUSTEES OR OTHERS

         SECTION 10.1 Liability.

         (a) Except as expressly set forth in this Declaration, the Debentures, the Preferred Securities Guarantee and the terms of the Securities, the Sponsor shall not be:

                  (i) personally liable for the return of any portion of the capital contributions (or any return thereon) of the Holders of the Securities which shall be made solely from assets of the Trust; and

                  (ii) be required to pay to the Trust or to any Holder of Securities any deficit upon dissolution of the Trust or otherwise.

         (b) The Sponsor shall be liable for all of the fees, costs, expenses, debts and obligations of the Trust (other than with respect to the Securities) to the extent not satisfied out of the Trust's assets.

         (c) Pursuant to Section 3803(a) of the Business Trust Act, the Holders of the Preferred Securities shall be entitled to the same limitation of personal liability extended to stockholders of private corporations for profit organized under the General Corporation Law of the State of Delaware.

         SECTION 10.2 Exculpation.

         (a) No Indemnified Person shall be liable, responsible or accountable in damages or otherwise to the Trust or any Covered Person for any loss, damage or claim incurred by reason of any act or omission performed or omitted by such Indemnified Person in good faith on behalf of the Trust and in a manner such Indemnified Person reasonably believed to be within the scope of the authority conferred on such Indemnified Person by this Declaration or by law, except that an Indemnified Person shall be liable for any such loss, damage or claim incurred by reason of such Indemnified Person's gross negligence (ordinary negligence in the case of the Property Trustee) or willful misconduct with respect to such acts or omissions.

         (b) An Indemnified Person shall be fully protected in relying in good faith upon the records of the Trust and upon such information, opinions, reports or statements presented to the Trust by any Person as to matters the Indemnified Person reasonably believes are within such other Person's professional or expert competence and who has been selected with reasonable care by or on behalf of the Trust, including information, opinions, reports or statements as to the value and amount of the assets, liabilities, profits, losses or any other facts pertinent to the existence and amount of assets from which Distributions to Holders of Securities might properly be paid.

         SECTION 10.3 Fiduciary Duty.

         (a) To the extent that, at law or in equity, an Indemnified Person has duties (including fiduciary duties) and liabilities relating thereto to the Trust or to any Covered Person, an Indemnified Person acting under this Declaration shall not be liable to the Trust or to any Covered Person for its good faith reliance on the provisions of this Declaration. The provisions of this Declaration, to the extent that they restrict the duties and liabilities of an Indemnified Person otherwise existing at law or in equity (other than the duties imposed on the Property Trustee under the Trust Indenture Act), are agreed by the parties hereto to replace such other duties and liabilities of such Indemnified Person.

         (b) Unless otherwise expressly provided herein:

                  (i) whenever a conflict of interest exists or arises between any Covered Persons; or

                  (ii) whenever this Declaration or any other agreement contemplated herein or therein provides that an Indemnified Person shall act in a manner that is, or provides terms that are, fair and reasonable to the Trust or any Holder of Securities, the Indemnified Person shall resolve such conflict of interest, take such action or provide such terms, considering in each case the relative interest of each party (including its own interest) to such conflict, agreement, transaction or situation and the benefits and burdens relating to such interests, any customary or accepted industry practices and any applicable generally accepted accounting practices or principles. In the absence of bad faith by the Indemnified Person, the resolution, action or term so made, taken or provided by the Indemnified Person shall not constitute a breach of this Declaration or any other agreement contemplated herein or of any duty or obligation of the Indemnified Person at law or in equity or otherwise; and

         (c) Whenever in this Declaration an Indemnified Person is permitted or required to make a decision:

                  (i) in its "discretion" or under a grant of similar authority, the Indemnified Person shall be entitled to consider such interests and factors as it desires, including its own interests, and shall have no duty or obligation to give any consideration to any interest of or factors affecting the Trust or any other Person; or

                  (ii) in its "good faith" or under another express standard, the Indemnified Person shall act under such express standard and shall not be subject to any other or different standard imposed by this Declaration or by applicable law.

         SECTION 10.4 Indemnification and Compensation.

         (a) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or in the right of the Trust) by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the Company Indemnified Person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the Trust, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was unlawful.

                  (ii) The Sponsor shall indemnify, to the fullest extent permitted by law, any Company Indemnified Person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the Trust to procure a judgment in its favor by reason of the fact that he is or was a Company Indemnified Person against expenses (including attorneys' fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Trust and except that no such indemnification shall be made in respect of any claim, issue or matter as to which such Company Indemnified Person shall have been adjudged to be liable to the Trust unless and only to the extent that the Court of Chancery of Delaware or the court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which such Court of Chancery or such other court shall deem proper.

                  (iii) Any indemnification under paragraphs (i) and (ii) of this Section 10.4(a) (unless ordered by a court) shall be made by the Sponsor only as authorized in the specific case upon a determination that indemnification of the Company Indemnified Person is proper in the circumstances because he has met the applicable standard of conduct set forth in paragraphs (i) and (ii). Such determination shall be made (1) by the Regular Trustees by a majority vote of a quorum consisting of such Regular Trustees who were not parties to such action, suit or proceeding,
                           (2) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (3) by the Common Security Holder of the Trust.

                  (iv) Expenses (including attorneys' fees) incurred by a Company Indemnified Person in defending a civil, criminal, administrative or investigative action, suit or proceeding referred to in paragraphs (i) and
                           (ii) of this Section 10.4(a) shall be paid by the Sponsor in advance of the final disposition of such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Company Indemnified Person to repay such amount if it shall ultimately be determined that he is not entitled to be indemnified by the Sponsor as authorized in this
                           Section 10.4(a). Notwithstanding the foregoing, no advance shall be made by the Sponsor if a determination is reasonably and promptly made (i) by the Regular Trustees by a majority vote of a quorum of disinterested Regular Trustees, (ii) if such a quorum is not obtainable, or, even if obtainable, if a quorum of disinterested Regular Trustees so directs, by independent legal counsel in a written opinion or (iii) the Common Security Holder of the Trust, that, based upon the facts known to the Regular Trustees, counsel or the Common Security Holder at the time such determination is made, such Company Indemnified Person acted in bad faith or in a manner that such person did not believe to be in or not opposed to the best interests of the Trust, or, with respect to any criminal proceeding, that such Company Indemnified Person believed or had reasonable cause to believe his conduct was unlawful. In no event shall any advance be made in instances where the Regular Trustees, independent legal counsel or Common Security Holder reasonably determine that such person deliberately breached his duty to the Trust or its Common or Preferred Security Holders.

                  (v) The indemnification and advancement of expenses provided by, or granted pursuant to, the other paragraphs of this Section 10.4(a) shall not be deemed exclusive of any other rights to which those seeking indemnification and advancement of expenses may be entitled under any agreement, vote of stockholders or disinterested directors of the Debenture Issuer or Preferred Security Holders of the Trust or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office. All rights to indemnification under this Section 10.4(a) shall be deemed to be provided by a contract between the Debenture Issuer and each Company Indemnified Person who serves in such capacity at any time while this Section 10.4(a) is in effect. Any repeal or modification of this
                           Section 10.4(a) shall not affect any rights or obligations then existing.

                  (vi) The Debenture Issuer or the Trust may purchase and maintain insurance on behalf of any person who is or was a Company Indemnified Person against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Debenture

                           Issuer would have the power to indemnify him against such liability under the provisions of this Section 10.4(a).

                  (vii) For purposes of this Section 10.4(a), references to "the Trust" shall include, in addition to the resulting or surviving entity, any constituent entity (including any constituent of a constituent) absorbed in a consolidation or merger, so that any person who is or was a director, trustee, officer or employee of such constituent entity, or is or was serving at the request of such constituent entity as a director, trustee, member, partner, officer, employee or agent of another entity, shall stand in the same position under the provisions of this Section 10.4(a) with respect to the resulting or surviving entity as he would have with respect to such constituent entity if its separate existence had continued.

                  (viii) The indemnification and advancement of expenses provided by, or granted pursuant to, this Section 10.4(a) shall, unless otherwise provided when authorized or ratified, continue as to a person who has ceased to be a Company Indemnified Person and shall inure to the benefit of the heirs, executors and administrators of such a person. The obligation to indemnify as set forth in this Section 10.4(a) shall survive the satisfaction and discharge of this Declaration.

         (b) The Debenture Issuer agrees to indemnify the (i) Property Trustee,
(ii) the Trust Company and the Delaware Trustee, (iii) any Affiliate of the Property Trustee, the Trust Company and the Delaware Trustee and (iv) any officers, directors, shareholders, members, partners, employees, representatives, custodians, nominees or agents of the Property Trustee, the Trust Company and the Delaware Trustee (each of the Persons in (i) through (iv) being referred to as a "Fiduciary Indemnified Person") for, and to hold each Fiduciary Indemnified Person harmless against, any loss, liability or expense incurred without negligence (or in the case of the Trust Company or the Delaware Trustee, gross negligence) or bad faith on its part, arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance hereof or exercise of its rights hereunder, including the costs and expenses (including reasonable legal fees and expenses) of defending itself against or investigating any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder. The obligation to indemnify as set forth in this Section 10.4(b) shall survive the satisfaction and discharge of this Declaration and the resignation or removal as Trustee of any Fiduciary Indemnified Person.

         (c) The Debenture Issuer shall pay to the Property Trustee from time to time such reasonable compensation for its services as the Company and the Property Trustee shall agree in writing from time to time. The Property Trustee's compensation shall not be limited by any law on compensation of a trustee of an express trust. The Debenture Issuer agrees to indemnify and defend the Property Trustee, the Trust Company and the Delaware Trustee and their respective directors, officers, employees or agents for, and to hold each of them harmless against, any loss, liability or expense incurred without negligence (or in the case of the Trust Company or the Delaware Trustee, gross negligence) or bad faith on the part of the Property Trustee, the Trust Company, the Delaware Trustee or such other Person, as the case may be, arising out of or in connection with the acceptance or administration of the Trust or the performance hereof or exercise of rights hereunder, including the costs and expenses (including reasonable legal fees) of defending either of them against or investigating any claim or liability in connection with the exercise of performance of any of their respective powers or duties hereunder; the provisions of this Section 10.4(c) shall survive the resignation or removal of the Delaware Trustee or the Property Trustee or the termination of this Declaration.

         SECTION 10.5 Outside Businesses. Any Covered Person, the Sponsor, the Trust Company, the Delaware Trustee, the Regular Trustees and the Property Trustee may engage in or possess an interest in other business ventures of any nature or description, independently or with others, similar or dissimilar to the business of the Trust, and the Trust and the Holders of Securities shall have no rights by virtue of this Declaration in and to such independent ventures or the income or profits derived therefrom, and the pursuit of any such venture, even if competitive with the business of the Trust, shall not be deemed wrongful or improper. No Covered Person, the Sponsor, the Trust Company, the Delaware Trustee, the Regular Trustees or the Property Trustee shall be obligated to present any particular investment or other opportunity to the Trust even if such opportunity is of a character that, if presented to the Trust, could be taken by the Trust, and any Covered Person, the Sponsor, the Trust Company, the Delaware Trustee, the Regular Trustees and the Property Trustee shall have the right to take for its own account (individually or as a partner or fiduciary) or to recommend to others any such particular investment or other opportunity. Any Covered Person, the Trust Company, the Delaware Trustee, the Regular Trustees and the Property Trustee may engage or be interested in any financial or other transaction with the Sponsor or any Affiliate of the Sponsor, or may act as depository for, trustee or agent for, or act on any committee or body of holders of, securities or other obligations of the Sponsor or its Affiliates.

                                   ARTICLE XI
                                   ACCOUNTING

         SECTION 11.1 Fiscal Year. The fiscal year ("Fiscal Year") of the Trust shall be the calendar year, or such other year as is required by the Code.

         SECTION 11.2 Certain Accounting Matters.

         (a) At all times during the existence of the Trust, the Regular Trustees shall keep, or cause to be kept, full books of account, records and supporting documents, which shall reflect in reasonable detail, each transaction of the Trust. The books of account shall be maintained on the accrual method of accounting, in accordance with generally accepted accounting principles. The Trust shall use the accrual method of accounting for United States federal income tax purposes. The books of account and the records of the Trust shall be examined by and reported upon as of the end of each Fiscal Year of the Trust by a firm of independent certified public accountants selected by the Regular Trustees.

         (b) The Regular Trustees shall cause to be duly prepared and delivered to each of the Holders of Securities, any annual United States federal income tax information statement, required by the Code, containing such information with regard to the Securities held by each Holder as is required by the Code and the Treasury Regulations. Notwithstanding any right under the Code to deliver any such statement at a later date, the Regular Trustees shall endeavor to deliver all such statements within 30 days after the end of each Fiscal Year of the Trust.

         (c) The Regular Trustees shall cause to be duly prepared and filed with the appropriate taxing authority, an annual United States federal income tax return, on a Form 1041 or such other form required by United States federal income tax law, and any other annual income tax returns required to be filed by the Regular Trustees on behalf of the Trust with any state or local taxing authority.

         SECTION 11.3 Banking. The Trust shall maintain one or more bank accounts in the name and for the sole benefit of the Trust; provided, however, that all payments of funds in respect of the Debentures held by the Property Trustee shall be made directly to the Property Trustee Account and no other funds of the Trust shall be deposited in the Property Trustee Account. The sole signatories for such accounts shall be designated by the Regular Trustees; provided, however, that the Property Trustee shall designate the signatories for the Property Trustee Account.

         SECTION 11.4 Withholding. The Trust and the Regular Trustees shall comply with all withholding requirements under United States federal, state and local law. The Trust shall request, and the Holders shall provide to the Trust, such forms or certificates as are necessary to establish an exemption from withholding with respect to each Holder, and any representations and forms as shall reasonably be requested by the Trust to assist it in determining the extent of, and in fulfilling, its withholding obligations. The Regular Trustees shall file required forms with applicable jurisdictions and, unless an exemption from withholding is properly established by a Holder, shall remit amounts withheld with respect to the Holder to applicable jurisdictions. To the extent that the Trust is required to withhold and pay over any amounts to any authority with respect to distributions or allocations to any Holder, the amount withheld shall be deemed to be a distribution in the amount of the withholding to the Holder. In the event of any claim over withholding, Holders shall be limited to an action against the applicable jurisdiction. If the amount required to be withheld was not withheld from actual Distributions made, the Trust may reduce subsequent Distributions by the amount of such withholding. To the extent the Property Trustee performs the functions provided for in this section, the Regular Trustees shall direct the Property Trustee in carrying out such functions.

                                   ARTICLE XII
                             AMENDMENTS AND MEETINGS

         SECTION 12.1 Amendments. Except as otherwise provided in this Declaration or by any applicable terms of the Securities:

         (a) this Declaration may only be amended by:

                  (i) a written instrument approved and executed by the Regular Trustees (or, if there are more than two Regular Trustees, a majority of the Regular Trustees);

                  (ii) the Property Trustee if the amendment affects the rights, powers, duties, obligations or immunities of the Property Trustee; and

                  (iii) the Person serving as Delaware Trustee if the amendment affects the rights, powers, duties, obligations, privileges, protections, benefits, indemnities or immunities of the Delaware Trustee or Trust Company;

         (b) no amendment shall be made, and any such purported amendment shall be void and ineffective:

                  (i) unless, in the case of any proposed amendment, the Property Trustee shall have first received an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities);

                  (ii) unless, in the case of any proposed amendment which affects the rights, powers, duties, obligations or immunities of the Property Trustee, the Property Trustee shall have first received:

                           (A) an Officers' Certificate from each of the Trust and the Sponsor that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                           (B) an opinion of counsel (who may be counsel to the Sponsor or the Trust) that such amendment is permitted by, and conforms to, the terms of this Declaration (including the terms of the Securities); and

                  (iii) to the extent the result of such amendment would be to:

                           (A) cause the Trust to fail to continue to be classified for purposes of United States federal income taxation as a grantor trust;

                           (B) reduce or otherwise adversely affect the powers of the Property Trustee in contravention of the Trust Indenture Act;

                           (C) cause the Trust to be deemed to be an Investment Company required to be registered under the Investment Company Act; or

                           (D)      cause a Tax Event.

         (c) subject to Section 12.1(g), at such time after the Trust has issued any Securities that remain outstanding, any amendment that would adversely affect the rights, privileges or preferences of any Holder of Securities may be effected only with such additional requirements as may be set forth in the terms of such Securities;

         (d) Section 9.1(c) and this Section 12.1 shall not be amended without the consent of all of the Holders of the Securities;

         (e) Article IV shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities;

         (f) the rights of the Holders of the Common Securities under Article V to increase or decrease the number of, and appoint and remove Trustees shall not be amended without the consent of the Holders of a Majority in Liquidation Amount of the Common Securities; and

         (g) notwithstanding Section 12.1(c), this Declaration may be amended without the consent of the Holders of the Securities to:

                  (i)      cure any ambiguity;

                  (ii) correct or supplement any provision in this Declaration that may be defective or inconsistent with any other provision of this Declaration;

                  (iii) add to the covenants, restrictions or obligations of the Sponsor;

                  (iv) to conform to any change in Rule 3a-5 or written change in interpretation or application of Rule 3a-5 by any legislative body, court, government agency or regulatory authority which amendment does not have a material adverse effect on the rights, preferences or privileges of the Holders; and

                  (v) to modify, eliminate and add to any provision of this Declaration, provided such modification, elimination or addition would not adversely affect the rights, privileges or preferences of any Holder of the Securities.

         SECTION 12.2 Meetings of the Holders of Securities; Action by Written Consent.

         (a) Meetings of the Holders of any class of Securities may be called at any time by the Regular Trustees (or as provided in the terms of the Securities) to consider and act on any matter on which Holders of such class of Securities are entitled to act under the terms of this Declaration, the terms of the Securities or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading. The Regular Trustees shall call a meeting of the Holders of such class if directed to do so by the Holders of at least 10% in Liquidation Amount of such class of Securities. Such direction shall be given by delivering to the Regular Trustees one or more calls in a writing stating that the signing Holders of Securities wish to call a meeting and indicating the general or specific purpose for which the meeting is to be called. Any Holders of Securities calling a meeting shall specify in writing the Certificates held by the Holders of Securities exercising the right to call a meeting and only those Securities specified shall be counted for purposes of determining whether the required percentage set forth in the second sentence of this paragraph has been met.

         (b) Except to the extent otherwise provided in the terms of the Securities, the following provisions shall apply to meetings of Holders of
Securities:

                  (i) notice of any such meeting shall be given to all the Holders of Securities having a right to vote thereat at least 7 days and not more than 60 days before the date of such meeting. Whenever a vote, consent or approval of the Holders of Securities is permitted or required under this Declaration or the rules of any stock exchange on which the Preferred Securities are listed or admitted for trading, such vote, consent or approval may be given at a meeting of the Holders of Securities. Any action that may be taken at a meeting of the Holders of Securities may be taken without a meeting if a consent in writing setting forth the action so taken is signed by the Holders of Securities owning not less than the minimum amount of Securities in liquidation amount that would be necessary to authorize or take such action at a meeting at which all Holders of Securities having a right to vote thereon were present and voting. Prompt notice of the taking of action without a meeting shall be given to the Holders of Securities entitled to vote who have not consented in writing. The Regular Trustees may specify that any written ballot submitted to the Security Holders for the purpose of taking any action without a meeting shall be returned to the Trust within the time specified by the Regular Trustees;

                  (ii) each Holder of a Security may authorize any Person to act for it by proxy on all matters in which a Holder of Securities is entitled to participate, including waiving notice of any meeting, or voting or participating at a meeting. No proxy shall be valid after the expiration of 11 months from the date thereof unless otherwise provided in the proxy. Every proxy shall be revocable at the pleasure of the Holder of Securities executing such proxy. Except as otherwise provided herein, all matters relating to the giving, voting or validity of proxies shall be governed by the General Corporation Law of the State of Delaware relating to proxies, and judicial interpretations thereunder, as if the Trust were a Delaware corporation and the Holders of the Securities were stockholders of a Delaware corporation;

                  (iii) each meeting of the Holders of the Securities shall be conducted by the Regular Trustees or by such other Person that the Regular Trustees may designate; and

                  (iv) unless the Business Trust Act, this Declaration, the terms of the Securities, the Trust Indenture Act or the listing rules of any stock exchange on which the Preferred Securities are then listed for trading, otherwise provides, the Regular Trustees, in their sole discretion, shall establish all other provisions relating to meetings of Holders of Securities, including notice of the time, place or purpose of any meeting at which any matter is to be voted on by any Holders of Securities, waiver of any such notice, action by consent without a meeting, the establishment of a record date, quorum requirements, voting in person or by proxy or any other matter with respect to the exercise of any such right to vote.

                                  ARTICLE XIII
                       REPRESENTATIONS OF PROPERTY TRUSTEE
                              AND DELAWARE TRUSTEE

         SECTION 13.1 Representations and Warranties of the Property Trustee. The Trustee that acts as initial Property Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Property Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Property Trustee's acceptance of its appointment as Property Trustee that:

         (a) the Property Trustee is a corporation, trust company or national banking association, duly organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with trust power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration;

         (b) the Property Trustee satisfies the requirements set forth in
Section 5.3(a);

         (c) the execution, delivery and performance by the Property Trustee of this Declaration has been duly authorized by all necessary corporate action on the part of the Property Trustee. This Declaration has been duly executed and delivered by the Property Trustee, and it constitutes a legal, valid and binding obligation of the Property Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law);

         (d) the execution, delivery and performance of this Declaration by the Property Trustee does not conflict with or constitute a breach of the articles of association or incorporation, as the case may be, or the by-laws (or other similar organizational documents) of the Property Trustee;

         (e) no consent, approval or authorization of, or registration with or notice to, any Federal banking authority is required for the execution, delivery or performance by the Property Trustee of this Declaration.

         SECTION 13.2 Representations and Warranties of the Delaware Trustee. The Trustee that acts as initial Delaware Trustee represents and warrants to the Trust and to the Sponsor at the date of this Declaration, and each Successor Delaware Trustee represents and warrants to the Trust and the Sponsor at the time of the Successor Delaware Trustee's acceptance of its appointment as Delaware Trustee that:

         (a) the Delaware Trustee satisfies the requirements set forth in
Section 5.2 and has the power and authority to execute and deliver, and to carry out and perform its obligations under the terms of, this Declaration and, if it is not a natural person, is duly organized, validly existing and in good standing under the laws of its jurisdiction of incorporation or organization;

         (b) the Delaware Trustee has been authorized to perform its obligations under the Certificate of Trust and this Declaration. This Declaration under Delaware law constitutes a legal, valid and binding obligation of the Delaware Trustee, enforceable against it in accordance with its terms, subject to applicable bankruptcy, reorganization, moratorium, insolvency and other similar laws affecting creditors' rights generally and to general principles of equity and the discretion of the court (regardless of whether the enforcement of such remedies is considered in a proceeding in equity or at law); and

         (c) no consent, approval or authorization of, or registration with or notice to, any State or Federal banking authority is required for the execution, delivery or performance by the Delaware Trustee of this Declaration.

                                   ARTICLE XIV
                                  MISCELLANEOUS

         SECTION 14.1 Notices. All notices provided for in this Declaration shall be in writing, duly signed by the party giving such notice, and shall be delivered, telecopied or mailed by registered or certified mail, as follows:

         (a) if given to the Trust, in care of the Regular Trustees at the Trust's mailing address set forth below (or such other address as the Trust may give notice of to the Property Trustee, the Delaware Trustee and the Holders of the Securities):

                  Kellogg Company
                  One Kellogg Square
                  P.O. Box 3599
                  Battle Creek, Michigan  49016-3599
                  Attention:  General Counsel

         (b) if given to the Delaware Trustee, at the mailing address set forth below (or such other address as Delaware Trustee may give notice of to the Regular Trustees, the Property Trustee and the Holders of the Securities):



                  [             ]



                  Attention:  Corporate Trust Administration


         (c) if given to the Property Trustee, at its Corporate Trust Office (or such other address as the Property Trustee may give notice of to the Regular Trustees, the Delaware Trustee and the Holders of the Securities):

                  [              ]



                  Attention:  Corporate Trust Administration


         (d) if given to the Holder of the Common Securities, at the mailing address of the Sponsor set forth below (or such other address as the Holder of the Common Securities may give notice of to the Property Trustee, the Delaware Trustee and the Trust):

                  Kellogg Company
                  One Kellogg Square
                  P.O. Box 3599
                  Battle Creek, Michigan  49016-3599
                  Attention:  General Counsel

         (e) if given to any other Holder, at the address set forth on the books and records of the Trust.

         All such notices shall be deemed to have been given when received in person, telecopied with receipt confirmed or mailed by first class mail, postage prepaid except that if a notice or other document is refused delivery or cannot be delivered because of a changed address of which no notice was given, such notice or other document shall be deemed to have been delivered on the date of such refusal or inability to deliver.

         SECTION 14.2 Governing Law. This Declaration and the rights of the parties hereunder shall be governed by and interpreted in accordance with the laws of the State of Delaware and all rights and remedies shall be governed by such laws without regard to principles of conflict of laws.

         SECTION 14.3 Intention of the Parties. It is the intention of the parties hereto that the Trust be classified for United States federal income tax purposes as a grantor trust. The provisions of this Declaration shall be interpreted to further this intention of the parties.

         SECTION 14.4 Headings. Headings contained in this Declaration are inserted for convenience of reference only and do not affect the interpretation of this Declaration or any provision hereof.

         SECTION 14.5 Successors and Assigns. Whenever in this Declaration any of the parties hereto is named or referred to, the successors and assigns of such party shall be deemed to be included, and all covenants and agreements in this Declaration by the Sponsor and the Trustees shall bind and inure to the benefit of their respective successors and assigns, whether so expressed.

         SECTION 14.6 Partial Enforceability. If any provision of this Declaration, or the application of such provision to any Person or circumstance, shall be held invalid, the remainder of this Declaration, or the application of such provision to persons or circumstances other than those to which it is held invalid, shall not be affected thereby.

         SECTION 14.7 Counterparts. This Declaration may contain more than one counterpart of the signature page and this Declaration may be executed by the affixing of the signature of each of the Trustees to one of such counterpart signature pages. All of such counterpart signature pages shall be read as though one, and they shall have the same force and effect as though all of the signers had signed a single signature page.


                                    * * * * *

         IN WITNESS WHEREOF, the undersigned have caused this Amended and Restated Declaration of Trust to be executed as of the day and year first above written.



                                KELLOGG COMPANY, as Sponsor and Debenture Issuer


                                By:_____________________________________________

                                Name:
                                Title:


                                [_________________________________],
                                as Property Trustee


                                By:_____________________________________________
                                Name:
                                Title:


                                [________________________________], as
                                Delaware Trustee


                                By:_____________________________________________
                                Name:
                                Title:


                                [________________________________], as Regular
                                Trustee


                                [________________________________], as Regular
                                Trustee

                                                                         ANNEX I


                                    TERMS OF
                         ___% TRUST PREFERRED SECURITIES
                          ___% TRUST COMMON SECURITIES

         Pursuant to Section 7.1 of the Amended and Restated Declaration of Trust, dated as of ______, 20__ (as amended from time to time, the "Declaration"), the designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities (as defined below) and Common Securities (as defined below) are set forth below (each capitalized term used but not defined herein having the meaning set forth in the Declaration or, if not defined in the Declaration, as defined in the Prospectus referred to below):

1.       Designation and Number.

         (a) PREFERRED SECURITIES. Up to ________ Preferred Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of up to _________ dollars ($_________) and a liquidation amount with respect to the assets of the Trust of $__ per Preferred Security with respect to the initial closing of the sale of the Preferred Securities and, if the Option set forth in Section 7.2(a) of the Declaration is exercised, an additional aggregate liquidation amount with respect to the assets of the Trust of _________dollars ($___) with respect to the second closing of the sale of Preferred Securities; provided that the maximum aggregate liquidation amount of Preferred Securities of the Trust shall not exceed ______dollars ($_____). The Preferred Securities are hereby designated for the purposes of identification only as "___% Trust Preferred Securities" (the "Preferred Securities"). The Preferred Security Certificates evidencing the Preferred Securities shall be substantially in the form of Exhibit A-1 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice or to conform to the rules of any stock exchange on which the Preferred Securities are listed.

         (b) COMMON SECURITIES. Up to _______ Common Securities of the Trust with an aggregate liquidation amount with respect to the assets of the Trust of up to ________________ dollars ($______________) and a liquidation amount with respect to the assets of the Trust of $__ per Common Security with respect to the initial closing of the sale of the Common Securities and, if the Option set forth in Section 7.2(a) of the Declaration is exercised, an additional aggregate liquidation amount with respect to the assets of the Trust of _________dollars ($___) with respect to the second closing of the sale of Common Securities; provided that the maximum aggregate liquidation amount of Common Securities of the Trust shall not exceed ______dollars ($_____). The Common Securities are hereby designated for the purposes of identification only as "___% Trust Common Securities" (the "Common Securities"). The Common Security Certificates evidencing the Common Securities shall be substantially in the form of Exhibit A-2 to the Declaration, with such changes and additions thereto or deletions therefrom as may be required by ordinary usage, custom or practice.

2.       Distributions.

         (a) Distributions payable on each Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $__ per Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears will bear interest thereon from and including the last day of such quarter at the Coupon Rate compounded quarterly (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full quarterly Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full quarterly Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per 90-day quarter.

         (b) Distributions on the Securities will be cumulative, will accrue from ___________, 20__, and will be payable [quarterly][semi-annually] in arrears, on ____________, [__________, ______________], and ___________, of each year, commencing on _________, 20__, except as otherwise described below. The Debenture Issuer has the right under the Indenture to defer payments of interest on the Debentures by extending the interest payment period at any time and from time to time for a period not exceeding [__] consecutive periods as may be specified as contemplated by the Indenture (each such period, an "Extension Period"), during which Extension Period no interest shall be due and payable on the Debentures, provided that no Extension Period shall last beyond the date of maturity of the Debentures. As a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [quarterly][semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly][semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period, provided that such Extension Period, together with all such previous and further extensions thereof, may not exceed [__] consecutive periods as may be specified as contemplated by the Indenture and may not extend beyond the date of maturity of the Debentures. Payments of deferred Distributions will be payable to Holders of record of the Securities as they appear on the books and records of the Trust on the record date for Distributions due at the end of such Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         (c) Distributions on the Securities will be payable to the Holders thereof as they appear on the books and records of the Trust on the relevant record dates. While the Preferred Securities remain in global form, the relevant record dates shall be one Business Day prior to the relevant payment dates which payment dates correspond to the interest payment dates on the Debentures. Subject to any applicable laws and regulations and the provisions of the Declaration, each such payment in respect of the Preferred Securities will be made as described in the Prospectus dated ________, 2001 (the "Prospectus") included in the Registration Statement on Form S-3 of the Sponsor and the Trust and in any supplements to the Prospectus. The relevant record dates for the Common Securities shall be the same record date as for the Preferred Securities. If the Preferred Securities shall not continue to remain in global form, the relevant record dates for the Preferred Securities shall conform to the rules of any securities exchange on which the Preferred Securities are listed and, if none, shall be selected by the Regular Trustees, which dates shall be at least ten Business Days but less than 60 Business Days before the relevant payment dates, which payment dates correspond to the interest payment dates on the Debentures. Distributions payable on any Securities that are not punctually paid on any Distribution payment date, as a result of the Debenture Issuer having failed to make a payment under the Debentures, will cease to be payable to the Person in whose name such Securities are registered on the relevant record date, and such defaulted Distribution will instead be payable to the Person in whose name such Securities are registered on the special record date or other specified date determined in accordance with the Indenture. If any date on which Distributions are payable on the Securities is not a Business Day, then payment of the Distribution payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day is in then next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date.

         (d) In the event that there is any money or other property held by or for the Trust that is not accounted for hereunder, such property shall be distributed Pro Rata (as defined herein) among the Holders of the Securities.

3.       Liquidation Distribution Upon Dissolution.

         (a) In the event of any voluntary or involuntary liquidation, dissolution, winding-up or termination of the Trust, the Holders of the Securities on the date of the liquidation, dissolution, winding-up or termination, as the case may be, will be entitled to receive solely out of the assets of the Trust available for distribution to Holders of Securities, after satisfaction of all claims and obligations of the Trust in accordance with
Section 3808(e) of the Business Trust Act, an amount equal to the aggregate of the stated liquidation amount of $__ per Security plus accrued and unpaid Distributions thereon to the date of payment (such amount being the "Liquidation Distribution"), unless, in connection with such liquidation, dissolution, winding-up or termination, Debentures in an aggregate principal amount equal to the aggregate stated liquidation amount of such Securities, with an interest rate equal to the Coupon Rate of, and bearing accrued and unpaid interest in an amount equal to the accrued and unpaid Distributions on, such Securities, shall be distributed on a Pro Rata basis to the Holders of the Securities in exchange for such Securities in accordance with Section 4(e) hereof.

         (b) If, upon any such dissolution, the Liquidation Distribution can be paid only in part because the Trust has insufficient assets available to pay in full the aggregate Liquidation Distribution, then the amounts payable directly by the Trust on the Securities shall be paid on a Pro Rata basis.

4.       Redemption and Distribution.

         (a) Upon the repayment of the Debentures in whole or in part, whether at maturity or upon acceleration, redemption (such redemption being either at the option of the Debenture Issuer on or after _______,20__ or at the option of the Debenture Issuer in connection with the occurrence of a Special Event as described below) or otherwise, the proceeds from such repayment or redemption shall be simultaneously applied to redeem Securities having an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so repaid or redeemed at a redemption price of $__ per Security plus an amount equal to accrued and unpaid Distributions thereon at the date of the redemption, payable in cash (the "Redemption Price"). Holders will be given not less than 30 nor more than 60 days notice of such redemption, except in the case of payments upon maturity.

         (b) If fewer than all the outstanding Securities are to be so redeemed, the Common Securities and the Preferred Securities will be redeemed Pro Rata and the Preferred Securities to be redeemed will be as described in Section 4(f)(ii) below.

         (c) If, at any time, a Tax Event or an Investment Company Event (each as defined below, and each a "Special Event") shall occur and be continuing, the Debenture Issuer shall have the right, upon not less than 30 nor more than 60 days notice, to redeem the Debentures in whole or in part for cash within 90 days following the occurrence of such Special Event, and, following such redemption, Securities with an aggregate liquidation amount equal to the aggregate principal amount of the Debentures so redeemed shall be redeemed by the Trust at the Redemption Price on a Pro Rata basis in accordance with Section 8 hereof. The Common Securities will be redeemed Pro Rata with the Preferred Securities, except that if an Event of Default has occurred and is continuing, the Preferred Securities will have priority over the Common Securities with respect to payment of the Redemption Price.

         "Tax Event" means that the Regular Trustees shall have received an opinion of an independent tax counsel experienced in such matters to the effect that, as a result of (i) any amendment to, or change (including any announced prospective change) in, the laws (or any regulations thereunder) of the United States or any political subdivision or taxing authority thereof or therein, or
(ii) any official administrative pronouncement or judicial decision interpreting or applying such laws or regulations, which amendment or change is effective or such pronouncement or decision is announced on or after the date of original issuance of the Preferred Securities, there is more than an insubstantial risk that (A) the Trust is, or will be within 90 days after the date thereof, subject to United States federal income tax with respect to interest accrued or received on the Debentures, (B) the Trust is, or will be within 90 days after the date thereof, subject to more than a de minimis amount of taxes, duties or other governmental charges or (C) interest payable by the Debenture Issuer to the Trust on the Debentures is not, or within 90 days of the date thereof, will not be deductible, in whole or in part, by the Debenture Issuer for United States federal income tax purposes.

         "Investment Company Event" means that the Regular Trustees shall have received an opinion of an independent counsel experienced in practice under the Investment Company Act to the effect that, as a result of the occurrence of a change in law or regulation or a change in interpretation or application of law or regulation by any legislative body, court, governmental agency or regulatory authority(a "Change in 1940 Act Law"), there is a more than an insubstantial risk that the Trust is or will be considered an "investment company" which is required to be registered under the Investment Company Act, which Change in 1940 Act Law becomes effective on or after the date of original issuance of the Preferred Securities.

         (d) The Trust may not redeem fewer than all the outstanding Securities unless all accrued and unpaid Distributions have been paid on all Securities for all quarterly Distribution periods terminating on or before the date of redemption.

         (e) In the event that the Sponsor makes the election referred to in
Section 8.1(a)(v) of the Declaration, the Regular Trustees shall dissolve the Trust and, after satisfaction of creditors, cause Debentures, held by the Property Trustee, having an aggregate principal amount equal to the aggregate stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on and having the same record date for payment, as the Securities, to be distributed to the Holders of the Securities in liquidation of such Holders' interests in the Trust on a Pro Rata basis in accordance with Section 8 hereof. On and from the date fixed by the Regular Trustees for any distribution of Debentures and dissolution of the Trust: (i) the Securities will no longer be deemed to be outstanding and (ii) the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) will receive one or more global certificate or certificates representing the Debentures to be delivered upon such distribution, and having an aggregate principal amount equal to the aggregated stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities. Any certificates representing Securities, except for certificates representing Preferred Securities held by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), will be deemed to represent beneficial interests in the Debentures having an aggregate principal amount equal to the aggregated stated liquidation amount of, with an interest rate identical to the Coupon Rate of, and accrued and unpaid interest equal to accrued and unpaid Distributions on such Securities until such certificates are presented to the Debenture Issuer or its agent for transfer or reissue. If the Debentures are distributed to Holders of the Securities, pursuant to the terms of the Indenture, the Debenture Issuer will use its best efforts to have the Debentures listed on the New York Stock Exchange or on such other exchange as the Preferred Securities were listed immediately prior to the distribution of the Debentures.

         (f) Redemption or Distribution Procedures.

             (i) Notice of any redemption of, or notice of distribution of Debentures in exchange for, the Securities (a "Redemption/Distribution Notice") will be given by the Trust by mail to each Holder of Securities to be redeemed or exchanged not fewer than 30 nor more than 60 days before the date fixed for redemption or exchange thereof which, in the case of a redemption, will be the date fixed for redemption of the Debentures. For purposes of the calculation of the date of redemption or exchange and the dates on which notices are given pursuant to this Section 4(f)(i), a Redemption/Distribution Notice shall be deemed to be given on the day such notice is first mailed by first-class mail, postage prepaid, to Holders of Securities. Each Redemption/Distribution Notice shall be addressed to the Holders of Securities at the address of each such Holder appearing in the books and records of the Trust. No defect in the Redemption/Distribution Notice or in the mailing of either thereof with respect to any Holder shall affect the validity of the redemption or exchange proceedings with respect to any other Holder.

             (ii) In the event that fewer than all the outstanding Securities are to be redeemed, the Preferred Securities to be redeemed shall be redeemed Pro Rata from each Holder of Preferred Securities, it being understood that, in respect of Preferred Securities registered in the name of and held of record by the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee), the distribution of the proceeds of such redemption will be made to each Clearing Agency Participant (or Person on whose behalf such nominee holds such securities) in accordance with the procedures applied by such agency or nominee.

             (iii) If Securities are to be redeemed and the Trust gives a
                   Redemption/Distribution Notice (which notice will be irrevocable), then (A) while the Preferred Securities are in global form, with respect to the Preferred Securities, by 12:00 noon, New York City time, on the redemption date, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will deposit irrevocably with the Clearing Agency or its nominee (or successor Clearing Agency or its nominee) funds sufficient to pay the applicable Redemption Price with respect to the Preferred Securities and will give the Clearing Agency irrevocable instructions and authority to pay the Redemption Price to the Holders of the Preferred Securities, and (B) with respect to Preferred Securities issued in definitive form and Common Securities, provided that the Debenture Issuer has paid the Property Trustee a sufficient amount of cash in connection with the related redemption or maturity of the Debentures, the Property Trustee will pay the relevant Redemption Price to the Holders of such Securities by check mailed to the address of the relevant Holder appearing on the books and records of the Trust on the redemption date. If a Redemption/Distribution Notice shall have been given and funds deposited as required, then immediately prior to the close of business on the date of such deposit, Distributions will cease to accrue on the Securities so called for redemption and all rights of Holders of such Securities so called for redemption will cease, except the right of the Holders of such Securities to receive the Redemption Price, but without interest on such Redemption Price. Neither the Regular Trustees nor the Trust shall be required to register or cause to be registered the transfer of any Securities that have been so called for redemption. If any date fixed for redemption of Securities is not a Business Day, then payment of the Redemption Price payable on such date will be made on the next succeeding day that is a Business Day (and without any interest or other payment in respect of any such delay) except that, if such Business Day falls in the next calendar year, such payment will be made on the immediately preceding Business Day, in each case with the same force and effect as if made on such date fixed for redemption. If the Debenture Issuer fails to repay the Debentures on the date of redemption or on maturity or if payment of the Redemption Price in respect of any Securities is improperly withheld or refused and not paid either by the Property Trustee or by the Sponsor as guarantor pursuant to the relevant Securities Guarantee, Distributions on such Securities will continue to accrue at the then applicable rate from the original redemption date to the actual date of payment, in which case the actual payment date will be considered the date fixed for redemption for purposes of calculating the Redemption Price.

             (iv) Redemption/Distribution Notices shall be sent by the Regular Trustees on behalf of the Trust to (A) in respect of the Preferred Securities, the Clearing Agency or its nominee (or any successor Clearing Agency or its nominee) if the Global Certificates have been issued or, if Definitive Preferred Security Certificates have been issued, to the Holders thereof, and (B) in respect of the Common Securities to the Holder thereof.

             (v) Subject to the foregoing and applicable law (including, without limitation, United States federal securities laws), the Sponsor or any of its subsidiaries may at any time and from time to time purchase outstanding Preferred Securities by tender offer, in the open market or by private agreement.

5.       Voting Rights - Preferred Securities.

         (a) Except as provided under Sections 5(b) and 7 and as otherwise required by law and the Declaration, the Holders of the Preferred Securities will have no voting rights.

         (b) Subject to the requirements set forth in this paragraph, the Holders of a Majority in Liquidation Amount of the Preferred Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to: (i) exercise the remedies available under the Indenture with respect to the Debentures; (ii) waive any past default and its consequences that is waivable under the Indenture; or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent would be required; provided that where a consent or action under the Indenture would require the consent or act of the Holders of greater than a majority in principal amount of Debentures affected thereby (a "Super Majority"), the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Preferred Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Preferred Securities. Other than with respect to directing the time, method and place of conducting a proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Preferred Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights with respect to the Debentures held by the Trust to the fullest extent permitted by law, any Holder of the outstanding Preferred Securities may, to the extent permitted by applicable law, institute legal proceedings directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceedings against the Property Trustee or any other person or entity. Notwithstanding the foregoing, if an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures issued to the Trust on the date such interest or principal is otherwise payable, then a Holder of Preferred Securities may institute a proceeding directly against the Debenture Issuer for enforcement of payment to the Holder of the Preferred Securities of the principal of or interest on the Debentures on or after the respective due dates specified in the Debentures, and the amount of the payment will be based on the Holder's pro rata share of the amount due and owing on all of the Preferred Securities.

         Any approval or direction of Holders of Preferred Securities may be given at a separate meeting of Holders of Preferred Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Preferred Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Preferred Securities. Each such notice will include a statement setting forth (i) the date of such meeting or the date by which such action is to be taken, (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Preferred Securities will be required for the Trust to redeem and cancel Preferred Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

         Notwithstanding that Holders of Preferred Securities are entitled to vote or consent under any of the circumstances described above, any of the Preferred Securities that are owned by the Sponsor or any Affiliate of the Sponsor shall not be entitled to vote or consent and shall, for purposes of such vote or consent, be treated as if they were not outstanding.

6.       Voting Rights - Common Securities.

         (a) Except as provided under Sections 6(b) and (c) and as otherwise required by law and the Declaration, the Holders of the Common Securities will have no voting rights.

         (b) The Holders of the Common Securities are entitled, in accordance with Article V of the Declaration, to vote to appoint, remove or replace any Trustee or to increase or decrease the number of Trustees.

         (c) Subject to Section 2.6 of the Declaration and only after any Event of Default with respect to the Preferred Securities has been cured, waived or otherwise eliminated and subject to the requirements set forth in this paragraph, the Holders of a Majority in Liquidation Amount of the Common Securities, voting separately as a class, may direct the time, method and place of conducting any proceeding for any remedy available to the Property Trustee, or direct the exercise of any trust or power conferred upon the Property Trustee under the Declaration, including the right to direct the Property Trustee, as Holder of the Debentures, to: (i) exercise the remedies available under the Indenture with respect to the Debentures; (ii) waive any past default and its consequences that is waivable under the Indenture; or (iii) exercise any right to rescind or annul a declaration that the principal of all the Debentures shall be due and payable, or consent to any amendment, modification or termination of the Indenture or the Debentures, where such consent would be required; provided that, where a consent or action under the Indenture would require the consent or act of a Super Majority of the Holders of the Debentures affected thereby, the Property Trustee may only give such consent or take such action at the written direction of the Holders of at least the proportion in liquidation amount of the Common Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding. The Property Trustee shall not revoke any action previously authorized or approved by a vote of the Holders of the Common Securities. Other than with respect to directing the time, method and place of conducting a proceeding for any remedy available to the Property Trustee or the Debenture Trustee as set forth above, the Property Trustee shall not take any action in accordance with the directions of the Holders of the Common Securities under this paragraph unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action. If the Property Trustee fails to enforce its rights with respect to the Debentures held by the Trust, any Holder of Common Securities may, to the extent permitted by applicable law, institute legal proceedings directly against the Debenture Issuer to enforce the Property Trustee's rights under the Debentures without first instituting any legal proceedings against the Property Trustee or any other person or entity.

         Notwithstanding the foregoing, if an Event of Default under the Declaration has occurred and is continuing and such event is attributable to the failure of the Debenture Issuer to pay interest or principal on the Debentures issued to the Trust on the date such interest or principal is otherwise payable, then a Holder of Common Securities may institute a proceeding directly against the Debenture Issuer for enforcement of payment to the Holder of the Common Securities of the principal of or interest on the Debentures on or after the respective due dates specified in the Debentures, and the amount of the payment will be based on the Holder's pro rata share of the amount due and owing on all of the Common Securities.

         Any approval or direction of Holders of Common Securities may be given at a separate meeting of Holders of Common Securities convened for such purpose, at a meeting of all of the Holders of Securities in the Trust or pursuant to written consent. The Regular Trustees will cause a notice of any meeting at which Holders of Common Securities are entitled to vote, or of any matter upon which action by written consent of such Holders is to be taken, to be mailed to each Holder of Common Securities. Each such notice will include a statement setting forth: (i) the date of such meeting or the date by which such action is to be taken; (ii) a description of any resolution proposed for adoption at such meeting on which such Holders are entitled to vote or of such matter upon which written consent is sought; and (iii) instructions for the delivery of proxies or consents.

         No vote or consent of the Holders of the Common Securities will be required for the Trust to redeem and cancel Common Securities or to distribute the Debentures in accordance with the Declaration and the terms of the Securities.

7.       Amendments to Declaration and Indenture.

         (a) In addition to any requirements under Section 12.1 of the Declaration, if any proposed amendment to the Declaration provides for, or the Regular Trustees otherwise propose to effect, (i) any action that would adversely affect the powers, preferences or special rights of the Securities, whether by way of amendment to the Declaration or otherwise, or (ii) the dissolution, winding-up or termination of the Trust, other than as described in
Section 8.1 of the Declaration, then the Holders of outstanding Securities voting together as a single class will be entitled to vote on such amendment or proposal (but not on any other amendment or proposal) and such amendment or proposal shall not be effective except with the approval of the Holders of at least a Majority in Liquidation Amount of the Securities affected thereby, voting together as a single class; provided, however, if any amendment or proposal referred to in clause (i) above would adversely affect only the Preferred Securities or only the Common Securities, then only the affected class will be entitled to vote on such amendment or proposal and such amendment or proposal shall not be effective except with the approval of a Majority in Liquidation Amount of such class of Securities.

         (b) In the event the consent of the Property Trustee as the holder of the Debentures is required under the Indenture with respect to any amendment, modification or termination of the Indenture or the Debentures, the Property Trustee shall request the written direction of the Holders of the Securities with respect to such amendment, modification or termination and shall vote with respect to such amendment, modification or termination as directed by a Majority in Liquidation Amount of the Securities voting together as a single class; provided, however, that where a consent under the Indenture would require the consent of a Super Majority of the Holders of the Debentures, the Property Trustee may only give such consent at the direction of the Holders of at least the proportion in liquidation amount of the Securities which the relevant Super Majority represents of the aggregate principal amount of the Debentures outstanding; provided, further, that the Property Trustee shall not take any action in accordance with the directions of the Holders of the Securities under this Section 7(b) unless the Property Trustee has obtained an opinion of tax counsel to the effect that for the purposes of United States federal income tax the Trust will not be classified as other than a grantor trust on account of such action.

8.       Pro Rata.

         A reference in these terms of the Securities to any payment, distribution or treatment as being "Pro Rata" shall mean pro rata to each Holder of Securities according to the aggregate liquidation amount of the Securities held by the relevant Holder in relation to the aggregate liquidation amount of all Securities outstanding unless, in relation to a payment, an Event of Default under the Declaration has occurred and is continuing, in which case any funds available to make such payment shall be paid first to each Holder of the Preferred Securities pro rata according to the aggregate liquidation amount of Preferred Securities held by the relevant Holder relative to the aggregate liquidation amount of all Preferred Securities outstanding, and only after satisfaction of all amounts owed to the Holders of the Preferred Securities, to each Holder of

Common Securities pro rata according to the aggregate liquidation amount of Common Securities held by the relevant Holder relative to the aggregate liquidation amount of all Common Securities outstanding. When the Property Trustee is making payments on the Securities, it is entitled to assume that no Event of Default has occurred and is continuing unless the Event of Default is actually known to a Responsible Officer of the Property Trustee.

9.       Ranking.

         The Preferred Securities rank pari passu and payment thereon shall be made Pro Rata with the Common Securities except that, where an Event of Default occurs and is continuing under the Indenture in respect of the Debentures held by the Property Trustee, the rights of Holders of the Common Securities to payment in respect of Distributions and payments upon liquidation, redemption and otherwise are subordinated to the rights to payment of the Holders of the Preferred Securities.

10.      Listing.

         The Regular Trustees shall use their best efforts to cause the Preferred Securities to be listed for quotation on The New York Stock Exchange, Inc.

11.      Acceptance of Securities Guarantee and Indenture.

         Each Holder of Preferred Securities and Common Securities, by the acceptance thereof, agrees to the provisions of the Preferred Securities Guarantee, including the subordination provisions therein and to the provisions of the Indenture and the Debentures.

12.      No Preemptive Rights.

         The Holders of the Securities shall have no preemptive rights to subscribe for any additional securities.

13.      Miscellaneous.

         These terms constitute a part of the Declaration.

         The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to a Holder without charge on written request to the Sponsor at its principal place of business.

                                   EXHIBIT A-1

                     FORM OF PREFERRED SECURITY CERTIFICATE

         This Preferred Security Certificate is a Global Certificate within the meaning of the Declaration hereinafter referred to and is registered in the name of The Depository Trust Company (the "Depository") or a nominee of the Depository. This Preferred Security Certificate is exchangeable for Preferred Securities registered in the name of a person other than the Depository or its nominee only in the limited circumstances described in the Declaration and no transfer of this Preferred Security Certificate (other than a transfer of this Preferred Security Certificate as a whole by the Depository to a nominee of the Depository or by a nominee of the Depository to the Depository or another nominee of the Depository) may be registered except in limited circumstances.

         Unless this Preferred Security Certificate is presented by an authorized representative of the Depository to the Trust or its agent for registration of transfer, exchange or payment, and any Preferred Security Certificate issued is registered in the name of Cede & Co. or such other name as requested by an authorized representative of the Depository (and any payment hereon is made to Cede & Co. or to such other entity as is requested by an authorized representative of the Depository), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL since the registered owner hereof, Cede & Co., has an interest herein.


Certificate Number                                Number of Preferred Securities
-1-                                                             -[            ]-

                                  CUSIP NO. [ ]

                   Certificate Evidencing Preferred Securities

                                       of

                        KELLOGG COMPANY CAPITAL TRUST __

                        ____% Trust Preferred Securities
                 (liquidation amount $__ per Preferred Security)

         KELLOGG COMPANY CAPITAL TRUST __, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that Cede & Co. (the "Holder") is the registered owner of ______________ (___________) preferred securities of the Trust representing undivided beneficial interests in the assets of the Trust designated the ___% Trust Preferred Securities (liquidation amount $__ per Preferred Security) (the "Preferred Securities"). The Preferred Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Preferred Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ________ 20__, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Preferred Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined herein shall have the respective meanings given them in the Declaration. The Holder is entitled to the benefits of the Preferred Securities Guarantee to the extent provided therein. The Sponsor will provide a copy of the Declaration, the Preferred Securities Guarantee and the Indenture to the Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Preferred Securities as evidence of indirect beneficial ownership in the Debentures.

         IN WITNESS WHEREOF, the Trust has executed this certificate this    day
of __________, 20__.

                                                KELLOGG COMPANY CAPITAL TRUST __


                                                By:
                                                   -----------------------------
                                                Name:
                                                Title:

                          (FORM OF REVERSE OF SECURITY)

         Distributions payable on each Preferred Security will be fixed at a rate per annum of ___% (the "Coupon Rate") of the stated liquidation amount of $__ per Preferred Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one period will bear interest thereon compounded [quarterly][semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly][semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [quarterly][semi-annual] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per [90-day quarter][180-day semi-annual period].

         Except as otherwise described below, distributions on the Preferred Securities will be cumulative, will accrue from the date of original issuance and will be payable quarterly in arrears, on ___________, [__________, ___________] and __________ of each year, commencing on ______, 20__, which payment dates shall correspond to the interest payment dates on the Debentures. The Debenture Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding [__] consecutive periods as may be specified as contemplated by the Indenture or extending beyond the Maturity Date of the Debentures (each, an "Extension Period") and, as a consequence of any such deferral, Distributions will also be deferred. Despite such deferral, [quarterly][semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly][semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [__] consecutive periods as may be specified as contemplated by the Indenture and may not extend beyond the Maturity Date of the Debentures. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the record date after the end of the Extension Period. Upon the termination of any Extension Period and the payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Preferred Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

         FOR VALUE RECEIVED, the undersigned assigns and transfers this Preferred Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)

________________________________________________________________________________

________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints _______________________________________________________
_____________________ agent to transfer this Preferred Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: ____________________________


                                             Signature: ________________________
(Sign exactly as your name appears on the other side of this Preferred Security Certificate)

                                   EXHIBIT A-2

                       FORM OF COMMON SECURITY CERTIFICATE

Certificate Number                                   Number of Common Securities


                    Certificate Evidencing Common Securities
                                       of
                        KELLOGG COMPANY CAPITAL TRUST __

                          ____% Trust Common Securities
                  (liquidation amount $__ per Common Security)

         KELLOGG COMPANY CAPITAL TRUST __, a statutory business trust formed under the laws of the State of Delaware (the "Trust"), hereby certifies that ___________________ (the "Holder") is the registered owner of common securities of the Trust representing common undivided beneficial interests in the assets of the Trust designated the ____% Trust Common Securities (liquidation amount $___ per Common Security) (the "Common Securities"). The Common Securities are transferable on the books and records of the Trust, in person or by a duly authorized attorney, upon surrender of this certificate duly endorsed and in proper form for transfer. The designation, rights, privileges, restrictions, preferences and other terms and provisions of the Common Securities represented hereby are issued and shall in all respects be subject to the provisions of the Amended and Restated Declaration of Trust of the Trust dated as of ____, 20__, as the same may be amended from time to time (the "Declaration"), including the designation of the terms of the Common Securities as set forth in Annex I to the Declaration. Capitalized terms used herein but not defined shall have the meaning given them in the Declaration. The Sponsor will provide a copy of the Declaration and the Indenture to a Holder without charge upon written request to the Sponsor at its principal place of business.

         Upon receipt of this certificate, the Holder is bound by the Declaration and is entitled to the benefits thereunder.

         By acceptance, the Holder agrees to treat, for United States federal income tax purposes, the Debentures as indebtedness and the Common Securities as evidence of indirect beneficial ownership in the Debentures.

                                    * * * * *

         IN WITNESS WHEREOF, the Trust has executed this certificate this _____ day of ________________, 20___.



                                                KELLOGG COMPANY CAPITAL TRUST __


                                                By: ____________________________

                                                Name: __________________________

                                                Title: Regular Trustee

                          [FORM OF REVERSE OF SECURITY]

         Distributions payable on each Common Security will be fixed at a rate per annum of ____% (the "Coupon Rate") of the stated liquidation amount of $___ per Common Security, such rate being the rate of interest payable on the Debentures to be held by the Property Trustee. Distributions in arrears for more than one period will bear interest thereon compounded [quarterly] [semi-annually] at the Coupon Rate (to the extent permitted by applicable law). The term "Distributions" as used herein includes such cash distributions and any such interest payable unless otherwise stated. A Distribution is payable only to the extent that payments are made in respect of the Debentures held by the Property Trustee and to the extent the Property Trustee has funds available therefor. The amount of Distributions payable for any period will be computed for any full [quarterly] [semi-annual] Distribution period on the basis of a 360-day year of twelve 30-day months, and for any period shorter than a full [quarterly] [semi-annual] Distribution period for which Distributions are computed, Distributions will be computed on the basis of the actual number of days elapsed per [ 90-day quarter] [180-day semi-annual period].

         Except as otherwise described below, distributions on the Common Securities will be cumulative, will accrue from the date of original issuance and will be payable [quarterly][semi-annually] in arrears, on __________, [_______________,___________] and ___________ of each year, commencing on
______, 20__, to Holders of record on a date to be selected by the Regular Trustees, which dates shall be at least one Business Day but less than 60 Business Days before the relevant payment dates, which payment dates shall correspond to the interest payment dates on the Debentures. The Debentures Issuer has the right under the Indenture to defer payments of interest by extending the interest payment period from time to time on the Debentures for a period not exceeding [__] consecutive periods as may be specified as contemplated by the Indenture (each an "Extension Period") and, as a consequence of such deferral, Distributions will also be deferred. Despite such deferral, [quarterly][semi-annual] Distributions will continue to accrue with interest thereon (to the extent permitted by applicable law) at the Coupon Rate compounded [quarterly][semi-annually] during any such Extension Period. Prior to the termination of any such Extension Period, the Debenture Issuer may further extend such Extension Period; provided that such Extension Period together with all such previous and further extensions thereof may not exceed [__] consecutive periods as may be specified as contemplated by the Indenture. Payments of accrued Distributions will be payable to Holders as they appear on the books and records of the Trust on the first record date after the end of the Extension Period. Upon the termination of any Extension Period and the Payment of all amounts then due, the Debenture Issuer may commence a new Extension Period, subject to the above requirements.

         The Common Securities shall be redeemable as provided in the Declaration.

                                   ASSIGNMENT

FOR VALUE RECEIVED, the undersigned assigns and transfers this Common Security Certificate to:

________________________________________________________________________________

________________________________________________________________________________
        (Insert assignee's social security or tax identification number)


________________________________________________________________________________

________________________________________________________________________________
                    (Insert address and zip code of assignee)

and irrevocably appoints ____________________agent to transfer this Common Security Certificate on the books of the Trust. The agent may substitute another to act for him or her.


Date: ___________________________


                                               Signature: ______________________
(Sign exactly as your name appears on the other side of this Common Security Certificate)